$4,000,000.00



                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

                                  by and among

                           NEW YORK HEALTH CARE, INC.
                             NYHC NEWCO PAXXON, INC.
                                   ("Borrower")

                                       and

                         HELLER HEALTHCARE FINANCE, INC.
                                   ("Lender")




                                November 28, 2000

                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


     THIS LOAN AND SECURITY AGREEMENT (the "Agreement") is made as of November 28, 2000, by and among NEW YORK HEALTH CARE, INC., a New York corporation, and NYHC NEWCO PAXXON, INC., a New York corporation (collectively, "Borrower"), and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation ("Lender").

                                    RECITALS
                                    --------

     A. Borrower desires to establish certain financing arrangements with and borrow funds from Lender, and Lender is willing to establish such arrangements for and make loans and extensions of credit to Borrower, on the terms and conditions set forth below.

     B. The parties desire to define the terms and conditions of their relationship and to reduce their agreements to writing.

     NOW, THEREFORE, in consideration of the promises and covenants contained in this Agreement, and for other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

     As used in this Agreement, unless otherwise specified, all references to "Sections" shall be deemed to refer to Sections of this Agreement, and the following terms shall have the meanings set forth below:

     SECTION  1.1.     ACCOUNT.  "Account"  means any right to payment for goods
                       --------
sold or leased or services rendered, whether or not evidenced by an instrument or chattel paper, and whether or not earned by performance, including, without limitation, the right to payment of management fees.

     SECTION  1.2.     ACCOUNT  DEBTOR.  "Account  Debtor"  means  any  Person
                       ----------------
obligated on any Account of Borrower, including without limitation, any Insurer and any Medicaid/Medicare Account Debtor.

     SECTION 1.3.     AFFILIATE.  "Affiliate" means, with respect to a specified
                      ----------
Person, any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, including without limitation their stockholders and any Affiliates thereof. A Person shall be deemed to control a corporation or other entity if the Person possesses, directly or indirectly, the power to direct or cause the direction of the management and business of the corporation or other entity, whether through the ownership of voting securities, by contract, or otherwise.

     SECTION  1.4.     AGREEMENT.  "Agreement"  means  this  Loan  and  Security
                       ----------
Agreement,  as  it  may  be  amended  or  supplemented  from  time  to  time.

     SECTION  1.5.     BASE RATE.  "Base Rate" means a rate of interest equal to
                       ----------
two  and  one  half  percent  (2.5%)  above  the  "Prime  Rate  of  Interest".

     SECTION  1.6.     BORROWED MONEY.  "Borrowed Money" means any obligation to
                       ---------------
repay money, any indebtedness evidenced by notes, bonds, debentures or similar obligations, any obligation under a conditional sale or other title retention agreement and the net aggregate rentals under any lease which under GAAP would be capitalized on the books of Borrower or which is the substantial equivalent of the financing of the property so leased.

     SECTION  1.7.     BORROWER.  "Borrower"  has  the  meaning set forth in the
                       ---------
Preamble.

     SECTION 1.8.     BORROWING BASE. "Borrowing Base" has the meaning set forth
                      ---------------
in  Section  2.1(d).

     SECTION  1.9.     BUSINESS  DAY.  "Business  Day"  means  any  day on which
                       --------------
financial institutions are open for business in the State of Maryland, excluding Saturdays and Sundays.

     SECTION 1.10.     CERTIFICATE OF VALIDITY.  "Certificate of Validity" means
                       -----------------------
that Certificate of Validity issued by an officer of Borrower for the benefit of lender and dated as of even date with this Agreement.

     SECTION  1.10a.     CHANGE  IN  CONTROL.  "Change  in  Control"  means  (a)
                         --------------------
individuals who, as of the Closing Date, constituted the board of directors of Borrower (together with any new directors whose election by that board of directors or whose nomination for election by the stockholders of Borrower was approved by two-thirds of the directors of Borrower then still in office who were either directors at the beginning of the period or whose election or nomination for election was previously approved), cease for any reason to constitute a majority of the board of directors of Borrower then in office, or
(b) either of Jerry Braun or Jacob Rosenberg (i) ceases to be a director of Borrower, or (ii) ceases to be President and Chief Executive Officer or Vice President and Secretary, respectively, or otherwise ceases to act as an executive officer who is vested with the management of the business of Borrower by the board of directors of Borrower, as determined by Lender in its sole discretion.

     SECTION 1.11.     CLOSING; CLOSING DATE.  "Closing" and "Closing Date" have
                       ----------------------
the  meanings  set  forth  in  Section  5.3.

     SECTION  1.12.     COLLATERAL.  "Collateral"  has  the meaning set forth in
                        ----------
Section  3.1.

     SECTION  1.13.     COMMITMENT  FEE.  "Commitment  Fee"  has the meaning set
                        ----------------
forth  in  Section  2.4(a).

     SECTION  1.14.     CONCENTRATION  ACCOUNT.  "Concentration Account" has the
                        -----------------------
meaning  set  forth  in  Section  2.3.

     SECTION  1.15.     CONTROLLED  GROUP.  "Controlled  Group"  means  all
                        ------------------
businesses that would be treated as a single employer under Section 4001(b) of ERISA.

     SECTION  1.16.     COST REPORT SETTLEMENT ACCOUNT.  "Cost Report Settlement
                        ------------------------------
Account" means an Account owed to Borrower by a Medicaid/Medicare Account Debtor pursuant to any cost report, either interim, filed or audited, as the context may require.

     SECTION  1.17.     DEFAULT  RATE.     "Default Rate" means a rate per annum
                        --------------
equal  to  five  percent  (5%)  above  the  then  applicable  Base  Rate.

     SECTION  1.18.     ERISA.  "ERISA"  has  the  meaning  set forth in Section
                        ------
4.12.

     SECTION  1.19.     EVENT  OF  DEFAULT.  "Event  of  Default" and "Events of
                        -------------------
Default"  have  the  meanings  set  forth  in  Section  8.1.

     SECTION  1.20.     GAAP.  "GAAP"  means  generally  accepted  accounting
                        -----
principles  applied  in  a  consistent  manner.

     SECTION  1.21.     GOVERNMENTAL  AUTHORITY.  "Governmental Authority" means
                        ------------------------
and includes any federal, state, District of Columbia, county, municipal, or other government and any department, commission, board, bureau, agency or instrumentality thereof, whether domestic or foreign.

     SECTION  1.22.     HAZARDOUS  MATERIAL.  "Hazardous  Material"  means  any
                        --------------------
substances defined or designated as hazardous or toxic waste, hazardous or toxic material, hazardous or toxic substance, or similar term, by any environmental statute, rule or regulation or any Governmental Authority applicable to Borrower or its business, operations or assets.

     SECTION  1.23.     HIGHEST  LAWFUL  RATE.  "Highest  Lawful  Rate"  has the
                        ----------------------
meaning  set  forth  in  Section  2.7.

     SECTION 1.24.     INSURER.  "Insurer" means a Person that insures a Patient
                       -------
against certain of the costs incurred in the receipt by such Patient of Medical Services, or that has an agreement with Borrower to compensate Borrower for providing services to a Patient.

     SECTION  1.25.     LENDER.  "Lender"  has  the  meaning  set  forth  in the
                        -------
Preamble.

     SECTION  1.26.     LOAN.  "Loan"  has  the  meaning  set  forth  in Section
                        -----
2.1(a).

     SECTION 1.27.     LOAN DOCUMENTS.  "Loan Documents" means and includes this
                       ---------------
Agreement, the Note, the Certificate of Validity, and each and every other document now or hereafter delivered in connection with this Agreement, as any of them may be amended, modified, or supplemented from time to time.

     SECTION  1.28.  LOAN MANAGEMENT FEE.  "Loan Management Fee" has the meaning
                     --------------------
set  forth  in  Section  2.4(c).

     SECTION  1.29.     LOCKBOX.  "Lockbox" has the meaning set forth in Section
                        --------
2.3.

     SECTION  1.30.     LOCKBOX  ACCOUNT.  "Lockbox  Account"  means  an account
                        -----------------
maintained by Borrower at the Lockbox Bank into which all collections of Accounts are paid directly.

     SECTION  1.31.     LOCKBOX  BANK.  "Lockbox Bank" has the meaning set forth
                        --------------
in  Section  2.3.

     SECTION  1.31a.     MATERIAL  ADVERSE  EFFECT.  "Material  Adverse  Effect"
                         --------------------------
shall mean any event or condition that, alone or when taken with other events or conditions occurring or existing concurrently with such event or condition (a) has or is reasonably expected to have a material adverse effect on the business, operations, condition (financial or otherwise), assets, liabilities, prospects, or properties of Borrower; (b) has or is reasonably expected to have any material adverse effect on the validity or enforceability of this Agreement or any Loan Document; (c) materially impairs or is reasonably expected to materially impair the ability of Borrower to pay and perform the Obligations;
(d) materially impairs or is reasonably expected to materially impair the ability of Lender to enforce its rights and remedies under this Agreement or any of the Loan Documents; or (e) has or is reasonably expected to have any material adverse effect on the Collateral, the liens of Lender in the Collateral or the priority of such liens.

     SECTION  1.32.     MAXIMUM  LOAN  AMOUNT.  "Maximum  Loan  Amount"  has the
                        ----------------------
meaning  set  forth  in  Section  2.1(a).

     SECTION  1.33.     MEDICAID/MEDICARE  ACCOUNT  DEBTOR.  "Medicaid/ Medicare
                        -----------------------------------
Account Debtor" means any Account Debtor that is (a) the United States of America acting under the Medicaid/Medicare program established pursuant to the Social Security Act, (b) any state or the District of Columbia acting pursuant to a health plan adopted pursuant to Title XIX of the Social Security Act or
(iii) any agent, carrier, administrator or intermediary for any of the foregoing.

     SECTION  1.34.     MEDICAL  SERVICES.  "Medical Services" means medical and
                        -----------------
health care services provided to a Patient, including, but not limited to, medical and health care services provided to a Patient and performed by Borrower that are covered by a policy of insurance issued by an Insurer, and includes physician services, nurse and therapist services, dental services, hospital services, skilled nursing facility services, comprehensive outpatient rehabilitation services, home health care services, residential and out-patient behavioral healthcare services, and medicine or health care equipment provided by Borrower to a Patient for a necessary or specifically requested valid and proper medical or health purpose.

     SECTION  1.35.     NOTE.  "Note"  has  the  meaning  set  forth  in Section
                        -----
2.1(c).

     SECTION  1.36.     OBLIGATIONS.  "Obligations" has the meaning set forth in
                        ------------
Section  3.1.

     SECTION  1.37.     PATIENT.  "Patient"  means  any Person receiving Medical
                        -------
Services from Borrower and all Persons legally liable to pay Borrower for such Medical Services other than Insurers.

     SECTION  1.38.     PERMITTED  LIENS.  "Permitted Liens" means: (a) deposits
                        -----------------
or  pledges  to secure obligations under workmen's compensation, social security or similar laws, or under unemployment insurance; (b) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business; (c) mechanic's, workmen's, materialmen's or other like liens arising in the ordinary course of business with respect to obligations that are not due, or which are being contested in good faith by appropriate proceedings which suspend the collection thereof and in respect of which adequate reserves have been made (provided that such proceedings do not, in Lender's sole discretion, involve any substantial risk of the sale, loss or forfeiture of such property or assets or any interest therein); (d) liens and encumbrances in favor of Lender; and (e) liens set forth on Schedule 1.38.
    --------------

     SECTION  1.39.     PERSON.  "Person"  means  an  individual,  partnership,
                        -------
corporation, trust, joint venture, joint stock company, limited liability company, association, unincorporated organization, Governmental Authority, or any other entity.

     SECTION  1.40.     PLAN.  "Plan" has the meaning set forth in Section 4.12.
                        -----

     SECTION  1.41.     PREMISES.  "Premises"  has  the  meaning  set  forth  in
                        ---------
Section  4.14.

     SECTION  1.42. PRIME RATE OF INTEREST.  "Prime Rate of Interest" means that
                    -----------------------
rate of interest designated as such by Fleet Bank, N.A., or any successor thereto, as the same may from time to time fluctuate.

     SECTION  1.42a.     PRIVATE  PAY  ACCOUNT.  "Private  Pay  Account" has the
                         ----------------------
meaning  set  forth  in  Section  1.44(a).

     SECTION 1.43.     PROHIBITED TRANSACTION.  "Prohibited Transaction" means a
                       -----------------------
"prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975(c)(1) of the Internal Revenue Code that is not exempt under Section 407 or
Section 408 of ERISA or Section 4975(c)(2) or (d) of the Internal Revenue Code or under a class exemption granted by the U.S. Department of Labor.

     SECTION  1.44.     QUALIFIED ACCOUNT.  "Qualified Account" means an Account
                        ------------------
of Borrower generated in the ordinary course of Borrower's business from the sale of goods or rendition of Medical Services which Lender, in its sole credit judgment, deems to be a Qualified Account. Without limiting the generality of the foregoing, no Account shall be a Qualified Account if: (a) the Account or any portion of the Account is payable by an individual beneficiary, recipient or subscriber individually and not directly to Borrower by a Medicaid/Medicare Account Debtor or other third party payor acceptable to Lender in its sole discretion ("Private Pay Accounts"); (b) the Account remains unpaid more than one hundred fifty (150) days past the claim or invoice date (but in no event more than one hundred sixty five (165) days after the applicable Medical Services have been rendered); (c) the Account is subject to any defense, set-off, counterclaim, deduction, discount, credit, chargeback, freight claim, allowance, or adjustment of any kind; (d) any part of any goods the sale of which has given rise to the Account has been returned, rejected, lost, or damaged; (e) if the Account arises from the sale of goods by Borrower; (f) if the Account arises from the performance of Medical Services and the Medical Services have not been actually been performed or the Medical Services were undertaken in violation of any law; (g) the Account is subject to a lien other than a Permitted Lien; (h) Borrower knows of the bankruptcy, receivership, reorganization, or insolvency of the Account Debtor; (i) the Account is evidenced by chattel paper or an instrument of any kind, or has been reduced to judgment; (j) the Account is an Account of an Account Debtor having its principal place of business or executive office outside the United States; (k) the Account Debtor is an Affiliate or Subsidiary of Borrower; (l) sixty percent (60%) or more of the aggregate unpaid Accounts from any single Account Debtor are not deemed Qualified Accounts under this Agreement following the date of execution of this Agreement; (m) the total unpaid Accounts of the Account Debtor, except for a Medicaid/Medicare Account Debtor, exceed twenty percent (20%) of the net amount of all Qualified Accounts (including Medicaid/Medicare Account Debtors); (n) any covenant, representation or warranty contained in the Loan Documents with respect to such Account has been breached; or (o) the Account fails to meet such other specifications and requirements which may from time to time be established by Lender.

     SECTION 1.45.     REPORTABLE EVENT.  "Reportable Event" means a "reportable
                       -----------------
event" as defined in Section 4043(c) of ERISA for which the notice requirements of Section 4043(a) of ERISA are not waived.

     SECTION  1.46.     REVOLVING  CREDIT LOAN.  "Revolving Credit Loan" has the
                        -----------------------
meaning  set  forth  in  Section  2.1(b).

     SECTION  1.47.     TERM.  "Term"  has the meaning set forth in Section 2.8.
                        -----

     SECTION  1.48     TERMINATION  FEE.  "Termination  Fee  "  shall mean a fee
                       -----------------
equal to (a) two percent (2%) of the Maximum Loan Amount in the event the effective date of termination of this Agreement is on or before the first anniversary of the execution of this Agreement, or (b) zero percent (0%) of the Maximum Loan Amount in the event the effective date of termination of this Agreement is after the first anniversary but prior to the second anniversary of the execution of this Agreement.


                                   ARTICLE II

                                      LOAN
                                      ----

     SECTION  2.1.  TERMS.
                    ------

          (a) The maximum aggregate principal amount of credit extended by Lender to Borrower under this Agreement (the "Loan") that will be outstanding at any time is Four Million and No/100 Dollars ($4,000,000.00) (the "Maximum Loan Amount").

          (b) The Loan shall be in the nature of a revolving line of credit, and shall include sums advanced and other credit extended by Lender to or for the benefit of Borrower from time to time under this Article II (each a "Revolving Credit Loan") up to the Maximum Loan Amount depending upon the availability in the Borrowing Base, the requests of Borrower pursuant to the terms and conditions of Section 2.2, and on such other basis as Lender may reasonably determine. The outstanding principal balance of the Loan may fluctuate from time to time, to be reduced by repayments made by Borrower (which may be made without penalty or premium), and to be increased by future Revolving Credit Loans, advances and other extensions of credit to or for the benefit of Borrower, and shall be due and payable in full upon the expiration of the Term. For purposes of this Agreement, any determination as to whether there is availability within the Borrowing Base for advances or extensions of credit shall be made by Lender in its sole discretion and shall be final and binding upon Borrower.

          (c) At Closing, Borrower shall execute and deliver to Lender a promissory note evidencing Borrower's unconditional obligation to repay Lender for Revolving Credit Loans, advances, and other extensions of credit made under the Loan, in the form of Exhibit A to this Agreement (as amended, modified,
                              ---------
restated or replaced from time to time, the "Note"), dated the date of this Agreement, payable to the order of Lender in accordance with the terms thereof. The Note shall bear interest on the outstanding principal balance of the Note from the date of the Note until repaid, with interest payable monthly in arrears on the first Business Day of each month, at a rate per annum (on the basis of the actual number of days elapsed over a year of 360 days) equal to the Base Rate, provided that after the occurrence and during the continuance of an Event of Default such rate shall be equal to the Default Rate. Each Revolving Credit Loan, advance and other extension of credit shall be deemed evidenced by the Note, which is deemed incorporated into and made a part of this Agreement by this reference.

          (d) Subject to the terms and conditions of this Agreement, advances under the Loan shall be made against a borrowing base equal to eighty-five percent (85%) of Qualified Accounts due and owing from any Medicaid/Medicare Account Debtor, Insurer or other Account Debtor (the "Borrowing Base"). Lender, in its sole credit judgment, may further adjust the Borrowing Base by applying percentages (known as "liquidity factors") to Qualified Accounts by payor class based upon Borrower's actual recent collection history for each such payor class (i.e., Medicare, Medicaid, commercial insurance, etc.) in a manner consistent with Lender's underwriting practices and procedures.(1) Such liquidity factors may be adjusted by Lender throughout the Term as warranted by collection histories.

     SECTION  2.2.  LOAN  ADMINISTRATION.  Borrowings under the Loan shall be as
                    ---------------------
follows:

          (a) A request for a Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner: (i) Borrower may give Lender written notice of its intention to borrow, in which notice Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date, not later than 2:00 p.m. Eastern time two (2) Business Days before the proposed borrowing date; provided, however, that no such request may be made at a time
                  --------   -------
when there exists an Event of Default; or (ii) when any amount required to be paid under this Agreement, whether as interest or for any other Obligation, becomes due, such event shall be deemed irrevocably to be a request for a Revolving Credit Loan on the day following the due date in the amount required to pay such interest or other Obligation if such was not paid by Borrower on the due date.

          (b) Borrower hereby irrevocably authorizes Lender to disburse the proceeds of each Revolving Credit Loan requested, or deemed to be requested, as follows: (i) the proceeds of each Revolving Credit Loan requested under subsection 2.2(a)(i) shall be disbursed by Lender by wire transfer to such bank account as may be agreed upon by Borrower and Lender from time to time or elsewhere pursuant to written direction from Borrower; and (ii) the proceeds of each Revolving Credit Loan deemed to be requested under subsection 2.2(a)(ii) shall be disbursed by Lender by way of direct payment of the relevant interest or other Obligation.

          (c) All Revolving Credit Loans, advances and other extensions of credit to or for the benefit of Borrower shall constitute one general Obligation of Borrower, and shall be secured by Lender's lien upon all of the Collateral.
______________________
1 To demonstrate the methodology, the following is an illustration of the application of liquidity factors: If Borrower historically collects x% of invoiced insurance claims (where x is a number between 0 and 100) within the eligibility period, the liquidity factor would be x%, so that availability against such class of Accounts in the aggregate would be equal to Qualified
Accounts  multiplied  by  an  x% liquidity factor and then multiplied by the 85%
                                                      ----
advance  rate.

          (d) Lender shall enter all Revolving Credit Loans as debits to a loan account in the name of Borrower and shall also record in said loan account all payments made by Borrower on any Obligations and all proceeds of Collateral that are indefeasibly paid to Lender, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrower. All collections into the Concentration Account pursuant to Section 2.3 shall be applied first to fees, costs and expenses due and owing under the Loan Documents, then to interest due and owing under the Loan Documents, and then to principal outstanding with respect to Revolving Credit Loans.

          (e) Lender shall provide Borrower on a monthly basis with a statement of Revolving Credit Loans, charges and payments made pursuant to this Agreement, and such statement provided by Lender shall be deemed final, binding and conclusive upon Borrower, absent manifest error, unless Lender is notified by Borrower in writing to the contrary within thirty (30) days of the date each accounting is mailed to Borrower. Such notice shall be deemed an objection to those items specifically objected to in the notice.

     SECTION  2.3.  COLLECTIONS,  DISBURSEMENTS,  BORROWING  AVAILABILITY,  AND
                    -----------------------------------------------------------
LOCKBOX ACCOUNT.  Borrower shall maintain a lockbox account (the "Lockbox") with
---------------
Fleet National Bank (the "Lockbox Bank"), subject to the provisions of this Agreement, and shall execute with the Lockbox Bank a Lockbox Agreement in the form attached as Exhibit B, and such other agreements related to the Lockbox
                    ----------
Agreement as Lender may require. Borrower shall ensure that all collections of Accounts, except Private Pay Accounts], are paid directly from Account Debtors into the Lockbox, and that all funds paid into the Lockbox are immediately transferred into a depository account maintained by Lender at Bank One, N.A., or such other financial institution as determined by Lender in its sole discretion, by written notice to Borrowers and the Lockbox Bank (the "Concentration Account"). Lender shall apply, on a daily basis, all funds transferred into the Concentration Account pursuant to this Section 2.3 to reduce the outstanding indebtedness under the Loan (in accordance with Section 2.2(d)), and all future Revolving Credit Loans, advances and other extensions of credit to be made by Lender under the conditions set forth in this Article II. To the extent that any collections of Accounts or proceeds of other Collateral, except Private Pay Accounts, are not sent directly to the Lockbox but are received by Borrower, such collections shall be held in trust for the benefit of Lender and immediately remitted, in the form received, to the Lockbox Bank for transfer to the Concentration Account immediately upon receipt by Borrower. Borrower acknowledges and agrees that its compliance with the terms of this Section 2.3 is essential, and that Lender will suffer immediate and irreparable injury and have no adequate remedy at law if Borrower, through its acts or omissions, causes or permits Account Debtors to pay other than to the Lockbox Account, or if Borrower fails to immediately deposit collections of Accounts or proceeds of other Collateral in the Lockbox Account as herein required; provided, that any non-compliance with the foregoing provisions, which non-compliance causes the aggregate amount of deposits made to the Lockbox Account in any calendar quarter to be up to $15,000 less than the amount that should have been deposited in the Lockbox Account absent such non-compliance, shall be permitted hereunder.

Upon Borrower's failure to comply with the terms of this Section 2.3, Lender shall be entitled, in addition to exercising any other rights and remedies available to it, to assess a non-compliance fee which shall operate to increase the Base Rate by two percent (2%) per annum during any period of non-compliance. Lender shall be entitled to assess such fee whether or not an Event of Default is declared or otherwise occurs. All funds transferred from the Concentration Account for application to Borrower's indebtedness to Lender shall be applied to reduce the Loan balance, but for purposes of calculating interest shall be subject to a three (3) Business Day clearance period. If as the result of collections of Accounts pursuant to the terms and conditions of this Section 2.3 a credit balance exists with respect to the Concentration Account, such credit balance shall not accrue interest in favor of Borrower, but shall be available to Borrower at any time or times for so long as no Event of Default, and no event or circumstance which, with notice or the passage of time or both, would constitute an Event of Default, exists.

     SECTION  2.4.  FEES.
                    -----

          (a) By executing this Agreement, Borrower agrees unconditionally to pay to Lender a commitment fee equal to three quarters of one percent (.75%) of the Maximum Loan Amount (the "Commitment Fee"), which Commitment Fee shall be payable by Borrower to Lender in installments as follows:


                    (i) On the date of execution of this Agreement, Borrower shall pay Lender Ten Thousand and No/100 Dollars ($10,000) in immediately available funds, representing one-third (1/3) of the aggregate amount of the Commitment Fee. Borrower hereby authorizes Lender to deduct the amount due under this Section 2.4(a)(i) from the amount of the initial Revolving Credit Loan made hereunder;

                    (ii) On that date that is sixty (60) days from the date of execution of this Agreement, Borrower shall pay Lender Ten Thousand and No/100 Dollars ($10,000) in immediately available funds, representing one-third of the aggregate amount of the Commitment Fee; and

                    (iii) On that date that is one hundred twenty (120) days from the date of execution of this Agreement, Borrower shall pay Lender Ten Thousand and No/100 Dollars ($10,000) in immediately available funds, representing one-third of the aggregate amount of the Commitment Fee.


          (b)     INTENTIONALLY  LEFT  BLANK

          (c)     INTENTIONALLY  LEFT  BLANK

          (d) Provided that no Event of Default exists under this Agreement or any of the other Loan Documents, Borrower shall be required to pay to Lender all out-of-pocket audit and appraisal fees in connection with audits and appraisals of Borrower's books and records and such other matters as Lender shall deem appropriate up to a maximum of $30,000.00 per year; provided,
                                                                       --------
however,  that  upon  the  occurrence and during the continuance of any Event of
-------
Default under this Agreement or any of the other Loan Documents, the foregoing cap shall not apply, and (i) Borrower shall be obligated to pay for any and all fees described in this Section 2.8(d) that are incurred during such period, and
(ii) the aggregate amount of the fees incurred pursuant to (i) above shall not be applied towards the amount of such annual cap. All fees required to be paid by Borrower pursuant to this Section 2.8(d) shall be due and payable on the first Business Day of the month following the date of issuance by Lender of a request for payment thereof to Borrower. Notwithstanding anything in this
Section 2.8(d) to the contrary, Lender shall not be limited in the number of any audits, appraisals or other actions conducted or permitted to be conducted under this Section 2.8(d).

          (e) Borrower shall pay to Lender, on demand, any and all fees, costs or expenses that Lender or any participant pays to a bank or other similar institution (including, without limitation, any fees paid by Lender to any participant) arising out of or in connection with (i) the forwarding to Borrower or any other Person on behalf of Borrower, by Lender, of proceeds of Revolving Credit Loans made by Lender to Borrower pursuant to this Agreement, and (ii) the depositing for collection, by Lender or any participant, of any check or item of payment received or delivered to Lender or any participant on account of the Obligations.

     SECTION  2.5.  PAYMENTS.  Principal  payable on account of Revolving Credit
                    ---------
Loans  shall  be  payable by Borrower to Lender immediately upon the earliest of
(a) the receipt by Borrower or Lender of any payments on or proceeds from any of the Collateral, to the extent of such proceeds, (b) the occurrence of an Event of Default if the Loan and the maturity of the payment of the Obligations are accelerated, or (c) the termination of this Agreement pursuant to Section 2.8 of this Agreement; provided, however, that if any advance made by Lender in excess
                 --------  -------
of the Borrowing Base shall exist at any time, Borrower shall, immediately upon demand, repay such overadvance. Interest accrued on the Revolving Credit Loans shall be due on the earliest of (a) the first Business Day of each month (for the immediately preceding month), computed on the last calendar day of the preceding month, (b) the occurrence of an Event of Default if the Loan and the maturity of the payment of the Obligations are accelerated, or (c) the termination of this Agreement pursuant to Section 2.8. Except to the extent otherwise set forth in this Agreement, all payments of principal and of interest on the Loan, all other charges and any other obligations of Borrower under this Agreement, shall be made to Lender to the Concentration Account, in immediately available funds.

     SECTION 2.6.  USE OF PROCEEDS.  The proceeds of Lender's advances under the
                   ---------------
Loan shall be used solely for working capital and for other costs of Borrower arising in the ordinary course of Borrower's business.

     SECTION  2.7.  INTEREST  RATE  LIMITATION.  The  parties  intend to conform
                    --------------------------
strictly to the applicable usury laws in effect from time to time during the term of the Loan. Accordingly, if any transaction contemplated by this Agreement or the Note would be usurious under such laws, then notwithstanding any other provision of this Agreement or the Note: (a) the aggregate of all interest that is contracted for, charged, or received under this Agreement, the Note or under any other Loan Document shall not exceed the maximum amount of interest allowed by applicable law (the "Highest Lawful Rate"), and any excess shall be promptly credited to Borrower by Lender (or, to the extent that such consideration shall have been paid, such excess shall be promptly refunded to Borrower by Lender); (b) neither Borrower nor any other Person now or hereafter liable under this Agreement shall be obligated to pay the amount of such interest to the extent that it is in excess of the Highest Lawful Rate; and (c) the effective rate of interest shall be reduced to the Highest Lawful Rate. All sums paid, or agreed to be paid, to Lender for the use, forbearance, and detention of the debt of Borrower to Lender shall, to the extent permitted by applicable law, be allocated throughout the full term of the Note until payment is made in full so that the actual rate of interest does not exceed the Highest Lawful Rate in effect at any particular time during the full term thereof. If at any time the rate of interest under this Agreement or the Note exceeds the Highest Lawful Rate, the rate of interest to accrue pursuant to this Agreement and the Note shall be limited, notwithstanding anything to the contrary in this Agreement or the Note, to the Highest Lawful Rate, but any subsequent reductions in the Base Rate shall not reduce the interest to accrue pursuant to this Agreement or the Note below the Highest Lawful Rate until the total amount of interest accrued equals the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under this Agreement or the Note had at all times been in effect. If the total amount of interest paid or accrued pursuant to this Agreement or the Note under the foregoing provisions is less than the total amount of interest that would have accrued if a varying rate per annum equal to the interest rate under this Agreement or the Note had been in effect, then Borrower agrees to pay to Lender an amount equal to the difference between (x) the lesser of (A) the amount of interest that would have accrued if the Highest Lawful Rate had at all times been in effect, or (B) the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under this Agreement or the Note had at all times been in effect, and (y) the amount of interest accrued in accordance with the other provisions of this Agreement or the Note.

     SECTION  2.8.  TERM.
                    -----

          (a) Subject to Lender's right to cease making Revolving Credit Loans to Borrower upon or after any Event of Default, this Agreement shall be in effect for a period of two (2) years from the Closing Date, unless earlier terminated as provided in this Section 2.8 (the "Term").

          (b) Notwithstanding anything in this Agreement to the contrary, Lender may terminate this Agreement without notice upon or after the occurrence of an Event of Default.

          (c) Upon at least thirty (30) days prior written notice to Lender (the "Termination Notice Period"), Borrower may terminate this Agreement, provided however, that on the effective date of any termination, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other Obligations owing under the terms of this Agreement and any other Loan Documents) as liquidated damages and not as a penalty, an amount equal to the Termination Fee.

          (d) All of the Obligations shall be immediately due and payable upon the termination date stated in any notice of termination of this Agreement (the "Termination Date"); provided that, notwithstanding anything in Section 2.8(c) to the contrary, the Termination Date shall be effective no earlier than the first Business Day of the month following the expiration of the Termination Notice Period.

          (e) Notwithstanding any provision of this Agreement that makes reference to the continuance of an Event of Default, nothing in this Agreement shall be construed to permit Borrower to cure an Event of Default following the lapse of the applicable cure period, and Borrower shall have no such right in any instance unless specifically granted in writing by Lender.


                                   ARTICLE III

                                   COLLATERAL
                                   ----------

     SECTION 3.1.  GENERALLY.  As security for the payment of all liabilities of
                   ---------
Borrower to Lender, including without limitation: (A) indebtedness evidenced under the Note, repayment of Revolving Credit Loans, advances and other extensions of credit, all fees and charges owing by Borrower, (including without limitation the Termination Fee) and all other liabilities and obligations of every kind or nature whatsoever of Borrower to Lender, whether now existing or hereafter incurred, joint or several, matured or unmatured, direct or indirect, primary or secondary, related or unrelated, due or to become due, including but not limited to any extensions, modifications, substitutions, increases and renewals thereof, (B) the payment of all amounts advanced by Lender to preserve, protect, defend, and enforce its rights under this Agreement and in the following property in accordance with the terms of this Agreement, and (C) the payment of all expenses incurred by Lender in connection therewith (collectively, the "Obligations"), Borrower hereby assigns and grants to Lender a continuing first priority lien on and security interest in, upon, and to the following property (the "Collateral"):

          (a) All of Borrower's now-owned and hereafter acquired or arising Accounts, accounts receivable and rights to payment of every kind and description, and all of Borrower's contract rights, chattel paper, documents and instruments with respect thereto, and all of Borrower's rights, remedies, security and liens, in, to and in respect of the Accounts, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any Account Debtor, and credit and other insurance;

          (b) All moneys, securities and other property and the proceeds thereof, now or hereafter held or received by, in transit to, in possession of, or under the control of Lender or a bailee or Affiliate of Lender, from or for Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of Borrower's deposits (general or special), balances, sums and credits with Lender at any time existing;

          (c) All of Borrower's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any Account, and all returned, reclaimed or repossessed goods;

          (d) All of Borrower's now owned or hereafter acquired deposit accounts into which Accounts are deposited, including the Lockbox Account;

          (e) All of Borrower's now owned and hereafter acquired or arising general intangibles and other property of every kind and description with respect to, evidencing or relating to its Accounts, accounts receivable and other rights to payment, including, but not limited to, all existing and future customer lists, choses in action, claims, books, records, ledger cards, contracts, licenses, formulae, tax and other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, and computer programs, information, software, records, and data, as the same relates to the Accounts;

          (f) All of Borrower's other general intangibles (including, without limitation, any proceeds from insurance policies after payment of prior interests), patents, unpatented inventions, trade secrets, copyrights, contract rights, goodwill, literary rights, rights to performance, rights under licenses, choses-in-action, claims, information contained in computer media (such as data bases, source and object codes, and information therein), things in action, trademarks and trademarks applied for (together with the goodwill associated therewith) and derivatives thereof, trade names, including the right to make, use, and vend goods utilizing any of the foregoing, and permits, licenses, certifications, authorizations and approvals, and the rights of Borrower thereunder, issued by any governmental, regulatory, or private authority, agency, or entity whether now owned or hereafter acquired, together with all cash and non-cash proceeds and products thereof;

          (g) All of Borrower's now owned or hereafter acquired inventory of every description which is held by Borrower for sale or lease or is furnished by Borrower under any contract of service or is held by Borrower as raw materials, work in process or materials used or consumed in a business, wherever located, and as the same may now and hereafter from time to time be constituted, together with all cash and non-cash proceeds and products thereof;

          (h) All of Borrower's now owned or hereafter acquired machinery, equipment, computer equipment, tools, tooling, furniture, fixtures, goods, supplies, materials, work in process, whether now owned or hereafter acquired, together with all additions, parts, fittings, accessories, special tools, attachments, and accessions now and hereafter affixed thereto and/or used in connection therewith, all replacements thereof and substitutions therefor, and all cash and non-cash proceeds and products thereof; and

          (i) The proceeds (including, without limitation, insurance proceeds) of all of the foregoing.

     SECTION  3.2.  LIEN  DOCUMENTS.  At  Closing and thereafter as Lender deems
                    ---------------
necessary in its sole discretion, Borrower shall execute and deliver, or have executed and delivered, to Lender (all in form and substance satisfactory to Lender in its sole discretion):

          (a) UCC-1 Financing Statements pursuant to the Uniform Commercial Code in effect in the jurisdiction(s) in which Borrower operates, which Lender may file in any jurisdiction where any Collateral is or may be located and in any other jurisdiction that Lender deems appropriate; provided that a carbon,
                                                         --------
photographic, or other reproduction or other copy of this Agreement or of a financing statement is sufficient as and may be filed in lieu of a financing statement; and

          (b) Any other agreements, documents, instruments, and writings deemed necessary by Lender or as Lender may otherwise reasonably request from time to time in its sole discretion to evidence, perfect, or protect Lender's lien and security interest in the Collateral required under this Agreement.

     SECTION  3.3.  COLLATERAL  ADMINISTRATION.
                    ---------------------------

          (a) All Collateral (except deposit accounts) shall at all times be kept by Borrower at its principal office(s) as set forth on Schedule 4.15 and
                                                               -------------
shall not be moved from such locations without (i) providing prior written notice to Lender in accordance with Section 6.15, and (ii) obtaining the prior written consent of Lender, which consent shall not be unreasonably withheld.

          (b) Borrower shall keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Lender on such periodic basis as Lender shall request a sales and collections report for the preceding period, in form satisfactory to Lender. In addition, if Accounts in an aggregate face amount in excess of $50,000.00 become ineligible because they fall within one of the specified categories of ineligibility set forth in the definition of Qualified Accounts or otherwise, Borrower shall notify Lender of such occurrence on the first Business Day following such occurrence and the Borrowing Base shall thereupon be adjusted to reflect such occurrence. If requested by Lender, Borrower shall execute and deliver to Lender formal written assignments of all of its Accounts on a quarterly basis, which shall include all Accounts that have been created since the date of the last assignment, together with copies of claims, invoices or other information related thereto.

          (c) Whether or not an Event of Default has occurred, any of Lender's officers, employees or agents shall have the right, at any time or times hereafter, in the name of Lender or any designee of Lender or Borrower, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise. Borrower shall cooperate fully with Lender in an effort to facilitate and promptly conclude such verification process.

          (d) To expedite collection, Borrower shall endeavor in the first instance to make collection of its Accounts for Lender. Lender retains the right at all times after the occurrence and during the continuance of an Event of Default, subject to applicable law regarding Medicaid/Medicare Account Debtors, to notify Account Debtors that Accounts have been assigned to Lender and to collect Accounts directly in its own name and to charge the collection costs and expenses, including attorneys' fees, to Borrower.

     SECTION  3.4.  OTHER  ACTIONS.  In  addition to the foregoing, Borrower (a)
                    --------------
shall provide prompt written notice to each private indemnity, managed care or other Insurer who either is currently an Account Debtor or becomes an Account Debtor at any time following the date of this Agreement that directs each Account Debtor to make payments into the Lockbox, and hereby authorizes Lender, upon Borrower's failure to send such notices within ten (10) days after the date of this Agreement (or ten (10) days after the Insurer becomes an Account Debtor), to send any and all similar notices to such Insurers, and (b) shall take any and all other such action lawfully required by Lender to secure Lender and effectuate the intentions and objects of this Agreement, including but not limited to executing and delivering lockbox agreements, continuation statements, amendments to financing statements, and any other documents required under this Agreement. At Lender's request, Borrower shall also immediately deliver to Lender all items for which Lender must receive possession to obtain a perfected security interest. Borrower shall, on Lender's demand, deliver to Lender all notes, certificates, and documents of title, chattel paper, warehouse receipts, instruments, and any other similar instruments constituting Collateral.

     SECTION  3.5.  SEARCHES.  Before  Closing,  and  thereafter  (as  and  when
                    --------
determined by Lender in its sole discretion), Lender will perform the searches described in clauses (a) and (b) below against Borrower (the results of which are to be consistent with Borrower's representations and warranties under this Agreement):

          (a) Uniform Commercial Code searches with the Secretary of State and local filing offices of each jurisdiction where Borrower maintains its executive offices, a place of business, or assets;

          (b) Judgment, federal tax lien and corporate and partnership tax lien searches, in each jurisdiction searched under clause (a) above.

     Provided that no Event of Default exists under this Agreement or any of the other Loan Documents, Borrower shall pay, or shall reimburse Lender, as the case may be, for the cost of up to three (3) searches per Borrower or Borrower facility performed by Lender hereunder per calendar year during the Term of this Agreement; provided, however, that upon the occurrence and during the
            --------   -------
continuance of any Event of Default under this Agreement or any of the other Loan Documents, the limitation set forth in the foregoing sentence shall not apply, and (i) Borrower shall be required to pay, or to reimburse Lender, as the case may be, for the cost of any and all searches described in this Section 2.5 that may be performed by Lender during such period and (ii) any searches performed pursuant to (i) above shall not be applied towards such annual limit. Notwithstanding anything in this Section 3.5 to the contrary, Lender shall not be limited in the number of any searches performed or permitted to be performed under this Section 3.5. In addition, prior to Closing, at Borrower's expense, Borrower shall obtain and deliver to Lender good standing certificates showing Borrower to be in good standing in its state of formation and in each other state in which it is doing and currently intends to do business for which qualification is required.

     SECTION  3.6.  POWER  OF ATTORNEY.   (a) Upon the occurrence and during the
                    -------------------
continuance of any Event of Default or (b) ten (10) days following any request by Lender that Borrower take any or all of the following actions, unless Lender's rights would be materially impaired by virtue of Borrower's failure to take any or all of such actions during such 10-day period, in which case the provisions of this Section 3.6 shall become automatically effective, each of the officers of Lender is hereby irrevocably made, constituted and appointed the true and lawful attorney for Borrower (without requiring any of them to act as such) with full power of substitution to do the following: (x) endorse the name of Borrower upon any and all checks, drafts, money orders, and other instruments for the payment of money that are payable to Borrower and constitute collections on Borrower's Accounts; (y) execute in the name of Borrower any financing statements, schedules, assignments, instruments, documents, and statements that Lender may deem necessary or desirable to enforce any Account or other Collateral or perfect Lender's security interest or lien in any Collateral; and
(z) do such other and further acts and deeds in the name of Borrower that Lender may deem necessary or desirable to enforce any Account or other Collateral or perfect Lender's security interest or lien in any Collateral. In addition, if Borrower breaches its obligation to direct payments of the proceeds of the Collateral to the Lockbox Account, Lender, as the irrevocably made, constituted and appointed true and lawful attorney for Borrower pursuant to this paragraph, may, by the signature or other act of any of Lender's officers (without requiring any of them to do so), direct any federal, state or fiscal intermediary. or, during an Event of Default, any private payor as well, to pay proceeds of the Collateral to Borrower by directing payment to the Lockbox Account.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Borrower represents and warrants to Lender, and shall be deemed to represent and warrant on each day on which any Obligations shall be outstanding under this Agreement, that:

     SECTION  4.1.  SUBSIDIARIES.  Except as set forth in Schedule 4.1, Borrower
                    -------------                         ------------
has  no  subsidiaries.

     SECTION  4.2.  ORGANIZATION  AND  GOOD STANDING.  Borrower is a corporation
                    --------------------------------
duly organized, validly existing, and in good standing under the laws of its state of formation, is in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it therein or the nature of its business makes such qualification necessary, has the corporate power and authority to own its assets and transact the business in which it is engaged, and has obtained all certificates, licenses and qualifications required under all laws, regulations, ordinances, or orders of public authorities necessary for the ownership and operation of all of its properties and transaction of all of its business.

     SECTION  4.3.  AUTHORITY.  Borrower  has full corporate power and authority
                    ---------
to enter into, execute, and deliver this Agreement and to perform its obligations under this Agreement, to borrow the Loan, to execute and deliver the Note, and to incur and perform the obligations provided for in the Loan Documents, all of which have been duly authorized by all necessary corporate action. No consent or approval of shareholders of, or lenders to, Borrower and no consent, approval, filing or registration with any Governmental Authority is required as a condition to the validity of the Loan Documents or the performance by Borrower of its obligations under the Loan Documents.

     SECTION  4.4.  BINDING  AGREEMENT.  This  Agreement  and  all  other  Loan
                    ------------------
Documents constitute, and the Note, when issued and delivered pursuant to this Agreement for value received, will constitute, the valid and legally binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

     SECTION  4.5.  LITIGATION.  Except  as disclosed in Schedule 4.5, there are
                    ----------                           ------------
no actions, suits, proceedings or investigations pending or threatened against Borrower before any court or arbitrator or before or by any Governmental Authority which, in any one case or in the aggregate, if determined adversely to the interest of Borrower, could have a Material Adverse Effect. Borrower is not in default with respect to any order of any court, arbitrator, or Governmental Authority applicable to Borrower or its properties.

     SECTION 4.6.  NO CONFLICTS.  The execution and delivery by Borrower of this
                   ------------
Agreement and the other Loan Documents do not, and the performance of its obligations under the Loan Documents will not, violate, conflict with, constitute a default or an event that, with the giving of notice or lapse of time, or both, could become an Event of Default, or result in the creation of a lien or encumbrance upon the property of Borrower (other than for the benefit of Lender) under (a) any provision of Borrower's articles of incorporation or bylaws, (b) any provision of any law, rule, or regulation applicable to Borrower, (c) any indenture or other agreement or instrument to which Borrower is a party or by which Borrower or its property is bound, or (d) any judgment, order or decree of any court, arbitration tribunal, or Governmental Authority having jurisdiction over Borrower which is applicable to Borrower.

     SECTION  4.7.  FINANCIAL  CONDITION.  The  annual  financial  statements of
                    ---------------------
Borrower as of and for the year ended December 31, 1999 audited by M.R. Weiser & Co. LLP and the unaudited financial statements of Borrower as of and for the period ending September 30, 2000, certified by the chief financial officer of Borrower, which have been delivered to Lender, fairly present the financial condition of Borrower and the results of its operations and changes in financial condition as of the dates and for the periods referred to, and have been prepared in accordance with GAAP. There are no material unrealized or anticipated liabilities, direct or indirect, fixed or contingent, of Borrower as of the dates of such financial statements which are not reflected in such financial statements or in the notes to such financial statements. There has been no adverse change in the business, properties, condition (financial or otherwise) or operations (current or prospective) of Borrower since September 30, 2000. Borrower's fiscal year ends on December 31. The federal tax identification numbers of each entity comprising Borrower are as set forth on
Schedule  4.7.
-------------

     SECTION 4.8.  NO DEFAULT.  Borrower is not in default under or with respect
                   ----------
to any obligation in any respect that could be adverse to its business, operations, property or financial condition, or which could adversely affect the ability of Borrower to perform its obligations under the Loan Documents. No Event of Default or event that, with the giving of notice or lapse of time, or both, could become an Event of Default, has occurred and is continuing.

     SECTION  4.9.  TITLE TO PROPERTIES.  Borrower has good and marketable title
                    -------------------
to its properties and assets, including the Collateral and the properties and assets reflected in the financial statements described in Section 4.7, and none of such properties or assets is subject to any lien, mortgage, pledge, encumbrance or charge of any kind, other than Permitted Liens. Borrower has not agreed or consented to cause any of its properties or assets whether owned now or hereafter acquired to be subject in the future (upon the happening of a contingency or otherwise) to any lien, mortgage, pledge, encumbrance or charge of any kind other than Permitted Liens.

     SECTION  4.10.  TAXES.  Borrower  has filed, or has obtained extensions for
                     -----
the filing of, all federal, state and other tax returns which are required to be filed, and has paid all taxes shown as due on those returns and all assessments, fees and other amounts due as of the date of this Agreement. All tax liabilities of Borrower were, as of September 30, 2000 and are now, adequately provided for on Borrower's books. No tax liability has been asserted by the Internal Revenue Service or other taxing authority against Borrower for taxes in excess of those already paid.

     SECTION  4.11.  SECURITIES  AND  BANKING  LAWS  AND  REGULATIONS.
                     -------------------------------------------------

          (a) The use of the proceeds of the Loan and Borrower's issuance of the Note will not directly or indirectly violate or result in a violation of the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including without limitation Regulations U, T or X of the Board of Governors of the Federal Reserve System. Borrower is not engaged in the business of extending credit for the purpose of the purchasing or carrying of "margin stock" within the meaning of those regulations. No part of the proceeds of the Loan under this Agreement will be used to purchase or carry any margin stock or to extend credit to others for such purpose.

          (b) Borrower is not an investment company within the meaning of the Investment Company Act of 1940, as amended, nor is it, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company within the meaning of that Act.

     SECTION  4.12.  ERISA.  No  employee benefit plan (a "Plan") subject to the
                     -----
Employee Retirement Income Security Act of 1974 ("ERISA") and regulations issued pursuant to ERISA that is maintained by Borrower or under which Borrower could have any material liability under ERISA (a) has failed to meet minimum funding standards established in Section 302 of ERISA, (b) has failed to substantially comply with all applicable requirements of ERISA and of the Internal Revenue Code, including all applicable rulings and regulations thereunder, or (c) has engaged in or been involved in a prohibited transaction (as defined in ERISA) under ERISA or under the Internal Revenue Code. Neither Borrower nor any member of a Controlled Group that includes Borrower has assumed, or received notice of a claim asserted against Borrower or another member of the Controlled Group for, withdrawal liability (as defined in the Multi-Employer Pension Plan Amendments Act of 1980, as amended) with respect to any multi-employer pension plan. Borrower has timely made when due all contributions with respect to any multi-employer pension plan in which it participates and no event has occurred triggering a material claim against Borrower for withdrawal liability with respect to any multi-employer pension plan in which Borrower participates.

     SECTION  4.13.  COMPLIANCE WITH LAW.  Except as described in Schedule 4.13,
                     --------------------                         -------------
Borrower is not in violation of any statute, rule or regulation of any Governmental Authority (including, without limitation, any statute, rule or regulation relating to employment practices or to environmental, occupational and health standards and controls). Borrower has obtained all licenses, permits, franchises, and other governmental authorizations necessary for the ownership of its properties and the conduct of its business. Borrower is current with all reports and documents required to be filed with any state or federal securities commission or similar Governmental Authority and is in full compliance with all applicable rules and regulations of such commissions.

     SECTION  4.14.  INTENTIONALLY LEFT BLANK.

     SECTION  4.15.  PLACES OF BUSINESS. As of the Closing Date, the only places
                     ------------------
of business of Borrower, and the places where it keeps and intends to keep the Collateral and records concerning the Collateral, are at the addresses set forth in Schedule 4.15. Schedule 4.15 also lists the owner of record of each such
    --------------   --------------
property.

     SECTION  4.16.  INTELLECTUAL  PROPERTY.  Borrower  exclusively  owns  or
                     -----------------------
possesses all the patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, franchises, licenses, and rights with respect to the foregoing necessary for the current and planned future conduct of its business, without any conflict with the rights of others. A list of all such intellectual property (indicating the nature of Borrower's interest), as well as all outstanding franchises and licenses given by or held by Borrower, is attached as Schedule 4.16. Borrower is not in default of any
                               -------------
obligation or undertaking with respect to such intellectual property or rights. Borrower is not infringing on any patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, franchises, licenses, any rights with respect to the foregoing, or any other intellectual property rights of others and the Borrower is not aware of any infringement by others of any such rights owned by Borrower.

     SECTION 4.17.  STOCK OWNERSHIP.  The identity of the stockholders of record
                    ---------------
owning more than five percent (5%) of each class of the outstanding stock of Borrower, together with their respective ownership percentages, are as set forth on Schedule 4.17.
    --------------

     SECTION  4.18.     MATERIAL  FACTS.  Neither  this  Agreement nor any other
                        ----------------
Loan Document nor any other agreement, document, certificate, or statement furnished to Lender by or on behalf of Borrower in connection with the transactions contemplated by this Agreement contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained in this Agreement or other Loan Document not misleading. There is no fact known to Borrower that adversely affects or in the future may adversely affect the business, operations, affairs or financial condition of Borrower, or any of its properties or assets.

     SECTION  4.19.  INVESTMENTS,  GUARANTEES,  AND CERTAIN CONTRACTS.  Borrower
                     -------------------------------------------------
does not own or hold any equity or long-term debt investments in, have any outstanding advances to, have any outstanding guarantees for the obligations of, or have any outstanding borrowings from, any Person, except as described on
Schedule 4.19.  Borrower is not a party to any contract or agreement, or subject
-------------
to  any  corporate  restriction,  which  would  have  a Material Adverse Effect.

     SECTION  4.20.  BUSINESS  INTERRUPTIONS.  Within five years before the date
                     -----------------------
of this Agreement, neither the business, property or assets, or operations of Borrower has been adversely affected in any way by any casualty, strike, lockout, combination of workers, or order of the United States of America or other Governmental Authority, directed against Borrower. There are no pending or threatened labor disputes, strikes, lockouts, or similar occurrences or grievances against Borrower or its business.

     SECTION 4.21.  NAMES.  Within five years before the date of this Agreement,
                    -----
Borrower has not conducted business under or used any other name (whether corporate, partnership or assumed) other than as shown on Schedule 4.21.
                                                                  -------------
Borrower is the sole owner of all names listed on that Schedule and any and all business done and invoices issued in such names are Borrower's sales, business, and invoices. Each trade name of Borrower represents a division or trading style of Borrower and not a separate Person or independent Affiliate.

     SECTION 4.22  JOINT VENTURES.  Borrower is not engaged in any joint venture
                   ---------------
or  partnership  with  any  other  Person, except as set forth on Schedule 4.22.
                                                                  -------------

     SECTION 4.23  ACCOUNTS.  Lender may rely, in determining which Accounts are
                   ---------
Qualified Accounts, on all statements and representations made by Borrower with respect to any Account or Accounts. Unless otherwise indicated in writing to Lender, with respect to each Qualified Account, Borrower represents that:

          (a) The Account is genuine and in all respects what it purports to be, and is not evidenced by a judgment;

          (b)     The  Account  arises  out  of  a completed, bona fide sale and
                                                              ---- ----
delivery of goods or rendition of Medical Services by Borrower in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts, certification, participation, certificate of need, or other documents relating thereto and forming a part of the contract between Borrower and the Account Debtor;

          (c) The Account is for a liquidated amount maturing as stated in a duplicate claim or invoice covering such sale or rendition of Medical Services, a copy of which has been furnished or is available to Lender;

          (d) The Account, and Lender's security interest in the Account, is not, and will not (by voluntary act or omission by Borrower), be in the future, subject to any offset, lien, deduction, defense, dispute, counterclaim or any other adverse condition, and each such Account is absolutely owing to Borrower and is not contingent in any respect or for any reason;

          (e) There are no facts, events or occurrences that in any way impair the validity or enforceability of any Accounts or tend to reduce the amount payable thereunder from the face amount of the claim or invoice and statements delivered to Lender with respect thereto;

          (f) To the best of Borrower's knowledge, (i) the Account Debtor under the Account had the capacity to contract at the time any contract or other document giving rise to the Account was executed and (ii) such Account Debtor is solvent;

          (g) To the best of Borrower's knowledge, there are no proceedings or actions threatened or pending against any Account Debtor under the Account that might result in any material adverse change in such Account Debtor's financial condition or the collectability of such Account;

          (h) The Account has been billed and forwarded to the Account Debtor for payment in accordance with applicable laws and compliance and conformance with any and requisite procedures, requirements and regulations governing payment by such Account Debtor with respect to such Account, and such Account if due from a Medicaid/Medicare Account Debtor is properly payable directly to Borrower; and

          (i) Borrower has obtained and currently has all certificates of need, Medicaid and Medicare provider numbers, licenses, permits and authorizations that are necessary in the generation of such Accounts.

     Notwithstanding the representations set forth in this Section 4.23, Lender acknowledges that (x) from time to time, Borrower has knowledge that certain of its Accounts may not comply with the foregoing representations (a "Non-Compliant Account"); provided, that Borrower agrees that promptly on its becoming aware that any of its Accounts is a Non-Complaint Account, it shall provide Lender with written notice of same; and (y) Borrower believes that, at any time and from time to time in the ordinary course of its business, certain of its Accounts may be Non-Complaint Accounts, and that Borrower may be unable to identify such Non-Compliant Accounts to Lender specifically as required under clause (x) above. Notwithstanding the foregoing, or anything in this Agreement, to the contrary, Borrower represents that the aggregate value of all Non-Compliant Accounts described in clauses (x) and (y) above shall not, in any event, exceed two percent (2%) of the aggregate outstanding value of all of Borrower's Qualified Accounts at any time.

     SECTION  4.24.  SOLVENCY.  Both  before  and  after  giving  effect  to the
                     --------
transactions contemplated by the terms and provisions of this Agreement, Borrower (taken as a whole) (a) owns assets whose fair saleable value is greater than the amount required to pay all of Borrower's Indebtedness (including contingent debts), (b) was and is able to pay all of its Indebtedness as such Indebtedness matures, and (c) had and has capital sufficient to carry on its business and transactions and all business and transactions in which it about to engage. For purposes of this Agreement, the term "Indebtedness" means, without duplication (x) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Borrower as of the date on which Indebtedness is to be determined, (y) all obligations of any other person or entity which such Borrower has guaranteed, and (z) the Obligations.

     SECTION  4.25.   INTENTIONALLY  LEFT  BLANK.

                                    ARTICLE V

                        CLOSING AND CONDITIONS OF LENDING
                        ---------------------------------

     SECTION  5.1.  CONDITIONS PRECEDENT TO AGREEMENT.  The obligation of Lender
                    ---------------------------------
to enter into and perform this Agreement and to make Revolving Credit Loans is subject to the following conditions precedent:

          (a) Lender shall have received two (2) originals of this Agreement, the Certificate of Validity, and all other Loan Documents required to be executed and delivered at or before Closing (other than the Note, as to which Lender shall receive only one (1) original), executed by Borrower and any other required Persons, as applicable.

          (b) Lender shall have received all searches and good standing certificates required by Section 3.5.

          (c) Borrower shall have complied and shall then be in compliance with all the terms, covenants and conditions of the Loan Documents.

          (d) There shall have occurred and be continuing no Event of Default and no event which, with the giving of notice or the lapse of time or both, could constitute an Event of Default.

          (e) The representations and warranties contained in Article IV shall be true and correct.

          (f) Lender shall have received copies of all board of directors resolutions of Borrower, and other action taken by Borrower to authorize the execution, delivery and performance of the Loan Documents and the borrowing of the Loan under the Loan Documents, as well as the names and signatures of the officers of Borrower authorized to execute documents on its behalf in connection with the Loan, all as also certified as of the date of this Agreement by Borrower's chief financial officer, or equivalent, and such other papers as Lender may require.

          (g) Lender shall have received copies, certified as true, correct and complete by a corporate officer of Borrower, of the articles of incorporation of Borrower, with any amendments to any of the foregoing, and all other documents necessary for performance of the obligations of Borrower under this Agreement and the other Loan Documents.

          (h) Lender shall have received a written opinion of counsel for Borrower, dated the date of this Agreement, substantially in the form of Exhibit
                                                                         -------
C  attached  hereto.
-

          (i) Lender shall have received such financial statements, reports, certifications, and other operational information required to be delivered under this Agreement, including without limitation an initial borrowing base certificate calculating the Borrowing Base.

          (j)     Lender  shall  have  received  the  Commitment Fee pursuant to
Section  2.4(a)(i)-(iii).

          (k) The Lockbox, Lockbox Account and the Concentration Account shall have been established, or, with respect to the initial Revolving Credit Loan made hereunder only, Borrower shall have agreed in writing that the Lockbox and the Lockbox Account shall be established, and an agreement executed with the Lockbox Bank, within thirty (30) days of the date of execution of this Agreement; provided that, in such event, during such 30-day period or prior to the Lockbox and the Lockbox Account having been established hereunder, whichever is later (provided that the foregoing language shall not constitute a waiver by Lender of the covenant set forth in this Section 5.1(k)), all collections of Accounts or proceeds of other Collateral, except Private Pay Accounts, received by Borrower during such period shall be held in trust for the benefit of Lender and immediately remitted, in the form received, to the bank designated by Lender.

          (l) Lender shall have received a certificate of Borrower's chief financial officer, dated the Closing Date, certifying that all of the conditions specified in this Section have been fulfilled.

          (m) Lender shall have received an executed Payoff Letter and Release from the Bank of New York, substantially in the form of Exhibit D
                                                                       ---------
attached  hereto.

     SECTION  5.2.  CONDITIONS PRECEDENT TO ADVANCES.  Notwithstanding any other
                    --------------------------------
provision of this Agreement, no Loan proceeds, Revolving Credit Loans, advances or other extensions of credit under the Loan shall be disbursed under this Agreement unless the following conditions have been satisfied or waived immediately before such disbursement:

          (a) The representations and warranties on the part of Borrower contained in Article IV of this Agreement shall be true and correct in all respects at and as of the date of disbursement or advance, as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date and except that the references in
Section 4.7 to financial statements shall be deemed to be a reference to the then most recent annual and interim financial statements of Borrower furnished to Lender pursuant to Section 6.1).

          (b) No Event of Default or event which, with the giving of notice of the lapse of time, or both, could become an Event of Default shall have occurred and be continuing or would result from the making of the disbursement or advance.

          (c) No adverse change in the condition (financial or otherwise), properties, business, or operations of Borrower shall have occurred and be continuing with respect to Borrower since the date of this Agreement.

     SECTION  5.3.  CLOSING.  Subject  to  the conditions of this Article V, the
                    -------
Loan shall be made available on the date as is mutually agreed by the parties (the "Closing Date") at such time as may be mutually agreeable to the parties upon the execution of this Agreement (the "Closing") at such place as may be requested by Lender.

     SECTION  5.4.  WAIVER  OF  RIGHTS.  By  completing  the  Closing under this
                    ------------------
Agreement, or by making advances under the Loan, Lender does not waive a breach of any representation or warranty of Borrower under this Agreement or under any other Loan Document, and all of Lender's claims and rights resulting from any breach or misrepresentation by Borrower are specifically reserved by Lender.


                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS
                              ---------------------

     Borrower covenants and agrees that for so long as Borrower may borrow under this Agreement and until payment in full of the Note and performance of all other obligations of Borrower under the Loan Documents:

     SECTION  6.1.  FINANCIAL STATEMENTS AND COLLATERAL REPORTS.  Borrower shall
                    -------------------------------------------
furnish to Lender (a) a sales and collections report and accounts receivable aging schedule on Borrower's form as it exists as of the date of execution of this Agreement unless otherwise agreed to in writing by Lender within twenty-five (25) days after the end of each calendar month, which shall include, but not be limited to, a report of sales, credits issued, and collections received; (b) payables aging schedules within twenty-five (25) days after the end of each calendar month; (c) internally prepared monthly financial statements for Borrower, certified by the chief financial officer of Borrower, within forty-five (45) days of the end of each calendar month; (d) to the extent prepared by Borrower, annual projections, profit and loss statements, balance sheets, and cash flow reports (prepared on a monthly basis) for the succeeding fiscal year within thirty (30) days before the end of each of Borrower's fiscal years; (e) internally prepared annual financial statements for Borrower within ninety (90) days after the end of each of Borrower's fiscal years; (f) annual audited financial statements for Borrower prepared by M.R. Weiser & Co. LLP, or another firm of independent public accountants satisfactory to Lender, within one hundred (100) days after the end of each of Borrower's fiscal years; (g) promptly upon receipt thereof, copies of any reports submitted to Borrower by the independent accountants in connection with any interim audit of the books of Borrower and copies of each management control letter provided to Borrower by independent accountants; (h) as soon as available, copies of all financial statements and notices provided by Borrower to all of its stockholders; and (i) such additional information, reports or statements as Lender may from time to time request. Annual financial statements shall set forth in comparative form figures for the corresponding periods in the prior fiscal year. All financial statements shall include a balance sheet and statement of earnings and shall be prepared in accordance with GAAP.

     SECTION  6.2.  PAYMENTS  UNDER  THIS  AGREEMENT.  Borrower  will  make  all
                    --------------------------------
payments of principal, interest, fees, and all other payments required under this Agreement and under the Loan, and under any other agreements with Lender to which Borrower is a party, as and when due.

     SECTION 6.3.  EXISTENCE, GOOD STANDING, AND COMPLIANCE WITH LAWS.  Borrower
                   --------------------------------------------------
will do or cause to be done all things necessary (a) to obtain and keep in full force and effect all corporate existence, rights, licenses, privileges, and franchises of Borrower necessary to own its property or conduct its business, and comply with all applicable current and future laws, ordinances, rules, regulations, orders and decrees of any Governmental Authority having or claiming jurisdiction over Borrower; and (b) to maintain and protect the properties used or useful in the conduct of the operations of Borrower, in a prudent manner, including without limitation the maintenance at all times of such insurance upon its insurable property and operations as required by law or by Section 6.7.

     SECTION  6.4.  LEGALITY.  The  making  of the Loan and each disbursement or
                    --------
advance under the Loan shall not be subject to any penalty or special tax, shall not be prohibited by any governmental order or regulation applicable to Borrower, and shall not violate any rule or regulation of any Governmental Authority, and necessary consents, approvals and authorizations of any Governmental Authority to or of any such disbursement or advance shall have been obtained.

     SECTION  6.5.  LENDER'S  SATISFACTION.  All instruments and legal documents
                    ----------------------
and proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Lender and its counsel, and Lender shall have received all documents, including records of corporate proceedings and opinions of counsel, which Lender may have requested in connection therewith.

     SECTION  6.6.   TAXES  AND  CHARGES.  Borrower  shall  timely  file all tax
                     -------------------
reports and pay and discharge all taxes, assessments and governmental charges or levies imposed upon Borrower, or its income or profits or upon its properties or any part thereof, before the same shall be in default and before the date on which penalties attach thereto, as well as all lawful claims for labor, material, supplies or otherwise which, if unpaid, might become a lien or charge upon the properties or any part thereof of Borrower; provided, however, that
                                                         --------  -------
Borrower shall not be required to pay and discharge or cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith and by appropriate proceedings by Borrower, and Borrower shall have set aside on their books adequate reserve therefor; and provided further, that such deferment of payment
                                -------- -------
is permissible only so long as Borrower's title to, and its right to use, the Collateral is not adversely affected thereby and Lender's lien and priority on the Collateral are not adversely affected, altered or impaired thereby.

     SECTION  6.7.  INSURANCE.  Borrower  shall  carry adequate public liability
                    ---------
and professional liability insurance with responsible companies reasonably satisfactory to Lender in such amounts and against such risks as are customarily maintained by similar businesses and by owners of similar property in the same general area.

     SECTION  6.8.  INFORMATION; VISITS AND INSPECTIONS.  Borrower shall furnish
                    ------------------------------------
to Lender such information as Lender may, from time to time, request with respect to the business or financial affairs of Borrower. Borrower shall also permit any officer, employee, agent or representative of Lender, during normal business hours and on no less than five (5) Business Days notice to Borrower, to visit and inspect any of the properties of Borrower, to inspect, audit and make copies of or prepare extracts from Borrower's minute books, books of account and other records, including management letters prepared by Borrower's auditors, and to discuss the business affairs, finances and accounts of Borrower with, and be advised as to the same by, the officers, employees and independent accountants of Borrower.

     SECTION  6.9.  MAINTENANCE  OF PROPERTY.  Borrower shall maintain, keep and
                    -------------------------
preserve all of its properties in good repair, working order and condition and from time to time make all necessary repairs, renewals, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may be properly conducted at all times.

     SECTION  6.10.  NOTIFICATION OF EVENTS OF DEFAULT AND ADVERSE DEVELOPMENTS.
                     -----------------------------------------------------------
Borrower shall notify Lender promptly upon the occurrence of: (a) any Event of Default; (b) any event which, with the giving of notice or lapse of time or both, could constitute an Event of Default; (c) any event, development or circumstance whereby the financial statements previously furnished to Lender fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operational results of Borrower; (d) any judicial, administrative or arbitration proceeding pending against Borrower, and any judicial or administrative proceeding known by Borrower to be threatened against it which, if adversely decided, could adversely affect its condition (financial or otherwise) or operations (current or prospective) or which may expose Borrower to uninsured liability of $75,000.00 or more; (e) any default claimed by any other creditor for Borrowed Money of Borrower other than Lender; and (f) any other development in the business or affairs of Borrower which may be adverse; in each case describing the nature of the event or development. In the case of notification under clauses (a) and (b)), Borrower shall set forth the action Borrower proposes to take with respect to such event.

     SECTION  6.11.  EMPLOYEE BENEFIT PLANS.  Borrower shall (a) comply with the
                     -----------------------
funding requirements of ERISA with respect to the Plans for its employees, or will promptly satisfy any accumulated funding deficiency that arises under
Section 302 of ERISA; (b) furnish Lender, promptly after filing the same, with copies of all reports or other statements filed with the United States Department of Labor, the Pension Benefit Guaranty Corporation, or the Internal Revenue Service with respect to all Plans, or which Borrower, or any member of a Controlled Group, may receive from such Governmental Authority with respect to any such Plans, and (c) promptly advise Lender of the occurrence of any Reportable Event or Prohibited Transaction with respect to any such Plan and the action which Borrower proposes to take with respect thereto. Borrower will make all contributions when due with respect to any multi-employer pension plan in which it participates and will promptly advise Lender: (x) upon its receipt of notice of the assertion against Borrower of a claim for withdrawal liability;
(y) upon the occurrence of any event which could trigger the assertion of a claim for withdrawal liability against Borrower; and (z) upon the occurrence of any event which would place Borrower in a Controlled Group as a result of which any member (including Borrower) thereof may be subject to a claim for withdrawal liability, whether liquidated or contingent.

     SECTION  6.12.  FINANCING  STATEMENTS.  Borrower  shall provide Lender with
                     ----------------------
evidence satisfactory to Lender as to the due recording of termination statements, releases of collateral, and Forms UCC-3, and shall cause to be recorded financing statements on Form UCC-1, duly executed by Borrower and Lender, in all places necessary to release all existing security interests and other liens in the Collateral (other than as permitted by this Agreement) and to perfect and protect Lender's first priority lien and security interest in the Collateral, as Lender may request.

     SECTION 6.13.  FINANCIAL RECORDS.  Borrower shall keep current and accurate
                    ------------------
books of records and accounts in which full and correct entries shall be made of all of its business transactions, and shall reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP.

     SECTION  6.14.  COLLECTION OF ACCOUNTS.  Borrower shall continue to collect
                     -----------------------
its  Accounts  in  the  ordinary  course  of  business.

     SECTION  6.15.  PLACES  OF BUSINESS.  Borrower shall give thirty (30) days'
                     --------------------
prior written notice to Lender of any change in the location of any of its places of business, of the places where its records concerning its Accounts are kept, of the places where the Collateral is kept, or of the establishment of any new places of business.

     SECTION 6.16.  BUSINESS CONDUCTED.  Borrower shall continue in the business
                    -------------------
currently conducted by it using its best efforts to maintain its customers and goodwill. Borrower shall not engage, directly or indirectly, in any line of business substantially different from the business conducted by it immediately before the Closing Date, or engage in business or lines of business that are not reasonably related thereto.

     SECTION  6.17.  LITIGATION  AND  OTHER  PROCEEDINGS.  Borrower  shall  give
                     ------------------------------------
prompt notice to Lender of any litigation, arbitration, or other proceeding before any Governmental Authority against or affecting Borrower if the amount claimed is more than $75,000.00.

     SECTION  6.18.   BANK  ACCOUNTS.  On  the  occurrence  and  during  the
                      ---------------
continuance of an Event of Default under this Agreement or any of the other Loan Documents, Borrower shall assign to Lender all of its depository and disbursement accounts into which collections of Accounts are deposited; provided, that, on the occurrence of such an Event of Default, and pursuant to the terms of Section 3.6 hereof (and without in any way limiting the effect of Section 3.6 hereof), Borrower shall be deemed, without any action by or notice from Lender, to have irrevocably made, constituted and appointed each of the officers of Lender as the true and lawful attorney for Borrower with full power of substitution to execute, among other things, any and all documents necessary to affect such assignment hereunder.

     SECTION  6.19.  SUBMISSION  OF  COLLATERAL  DOCUMENTS.  Borrower  shall, on
                     --------------------------------------
demand of Lender, make available to Lender copies of shipping and delivery receipts evidencing the shipment of goods that gave rise to an Account, medical records, insurance verification forms, assignment of benefits, in-take forms or other proof of the satisfactory performance of services that gave rise to an Account, a copy of the claim or invoice for each Account and copies of any written contract or order from which the Account arose. Borrower shall promptly notify Lender if an Account becomes evidenced or secured by an instrument or chattel paper and upon request of Lender, shall promptly deliver any such instrument or chattel paper to Lender.

     SECTION  6.20.  LICENSURE;  MEDICAID/MEDICARE COST REPORTS.  Borrower shall
                     -------------------------------------------
maintain all certificates of need, provider numbers and licenses necessary to conduct its business as currently conducted, and take any steps required to comply with any such new or additional requirements that may be imposed on providers of medical products and Medical Services. If required, all Medicaid/Medicare cost reports will be properly filed.

     SECTION 6.21.  OFFICER'S CERTIFICATES.  Together with the monthly financial
                    -----------------------
statements delivered pursuant to clause (iii) of Section 6.1, and together with the audited annual financial statements delivered pursuant to clause (vi)
Section 6.1, Borrower shall deliver to Lender a certificate of its chief financial officer, in form and substance satisfactory to Lender:

          (a) Setting forth the information (including detailed calculations) required to establish whether Borrower is in compliance with the requirements of Articles VI and VII as of the end of the period covered by the financial statements then being furnished; and

          (b) Stating that such officer has reviewed the relevant terms of this Agreement, and has made (or caused to be made under such officer's supervision) a review of the transactions and conditions of Borrower from the beginning of the accounting period covered by the income statements being delivered to the date of the certificate, and that such review has not disclosed the existence during such period of any condition or event which constitutes an Event of Default or which is then, or with the passage of time or giving of notice or both, could become an Event of Default, and if any such condition or event existed during such period or now exists, specifying the nature and period of existence thereof and what action Borrower has taken or proposes to take with respect thereto.

     SECTION  6.22. NET WORTH.  Borrower will not at any time allow its tangible
                    ----------
net  worth,  as  computed  in  accordance  with GAAP, to fall below $500,000.00.


                                   ARTICLE VII

                               NEGATIVE COVENANTS
                               ------------------

     Borrower covenants and agrees that so long as Borrower may borrow under this Agreement and until payment in full of the Note and performance of all other obligations of Borrower under the Loan Documents:

     SECTION  7.1.  BORROWING.  Borrower  shall  not  create,  incur,  assume or
                    ---------
suffer to exist any liability for Borrowed Money except: (a) indebtedness to Lender; (b) indebtedness of Borrower secured by mortgages, encumbrances or liens expressly permitted by Section 7.3; (c) accounts payable to trade creditors and current operating expenses (other than for borrowed money) which are not aged more than one hundred eighty (180) days from the billing date or more than ninety (90) days from the due date, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being contested in good faith and by appropriate and lawful proceedings, and Borrower shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by Borrower and its independent accountants; and (d) borrowings incurred in the ordinary course of its business and not exceeding $100,000.00 in the aggregate outstanding at any one time. Borrower shall not make prepayments on any existing or future indebtedness for Borrowed Money to any Person (other than Lender, to the extent permitted by this Agreement or any subsequent agreement between Borrower and Lender), unless (x) Borrower shall have notified Lender in writing of Borrower's desire to make any such prepayment, which notice shall be received by Lender at least ten (10) Business Days before the proposed date of such prepayment and (y) Lender shall have consented in writing to Borrower making such prepayment.

     SECTION  7.2.  JOINT  VENTURES.  Borrower  shall  not  invest  directly  or
                    ---------------
indirectly in any joint venture for any purpose without the prior written notice to, and the prior written consent of, Lender, which consent shall not be unreasonably withheld.

     SECTION  7.3.  LIENS  AND  ENCUMBRANCES.  Borrower shall not create, incur,
                    ------------------------
assume or suffer to exist any mortgage, pledge, lien or other encumbrance of any kind (including the charge upon property purchased under a conditional sale or other title retention agreement) upon, or any security interest in, any of its Collateral, whether now owned or hereafter acquired, except for Permitted Liens.

     SECTION  7.4.  RESTRICTION ON FUNDAMENTAL CHANGES.  Borrower shall not: (a)
                    -----------------------------------
enter into any transaction of merger or consolidation; (b) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); (c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, any of its assets, or the capital stock of any subsidiary of Borrower, whether now owned or hereafter acquired; or (d) acquire by purchase or otherwise all or any substantial part of the business or assets of, or stock or other evidence of beneficial ownership of, any Person. Borrower agrees that compliance with this Section 7.4 is a material inducement to Lender's advancing credit under this Agreement and Borrower further agrees that any breach of the terms of this Section 7.4 shall constitute fraud. Borrower further agrees that in addition to all other remedies available to Lender, Lender shall be entitled to specific enforcement of the covenants in this
Section  7.4,  including  injunctive  relief.

     SECTION  7.5.  SALE  AND  LEASEBACK.  Borrower  shall  not,  directly  or
                    ---------------------
indirectly, enter into any arrangement whereby Borrower sells or transfers all or any part of its assets and thereupon and within one year thereafter rents or leases the assets so sold or transferred without prior written notice to and the prior written consent of Lender, which consent shall not be unreasonably withheld.

     SECTION  7.6.  DIVIDENDS,  DISTRIBUTIONS  AND MANAGEMENT FEES.  Upon notice
                    -----------------------------------------------
from Lender to Borrower of the existence of an Event of Default under this Agreement, Borrower shall not declare or pay any dividends or other distributions with respect to, purchase, redeem or otherwise acquire for value any of its outstanding stock now or hereafter outstanding, or return any capital of its stockholders, nor shall Borrower pay management fees or fees of a similar nature to any Person.

     SECTION  7.7.  LOANS.  Except  for  loans or advances to any Person that do
                    ------
not exceed (a) $10,000.00 individually or (b) $100,000.00 in the aggregate, Borrower shall not make loans or advances to any Person, other than (x) trade credit extended in the ordinary course of its business, and (y) advances for business travel and similar temporary advances made in the ordinary course of business to officers, stockholders, directors, and employees.

     SECTION  7.8.  CONTINGENT  LIABILITIES.  Borrower  shall  not  assume,
                    ------------------------
guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any Person, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

     SECTION  7.9.  SUBSIDIARIES.  Borrower  shall  not  form any subsidiary, or
                    -------------
make any investment in or any loan in the nature of an investment to, any other Person.

     SECTION  7.10.  COMPLIANCE  WITH  ERISA.  Borrower  shall  not  permit with
                     ------------------------
respect to any Plan covered by Title IV of ERISA any Prohibited Transaction or any Reportable Event.

     SECTION  7.11.  CERTIFICATES  OF  NEED.  Borrower shall not amend, alter or
                     -----------------------
suspend or terminate or make provisional in any material way, any certificate of need or provider number without the prior written consent of Lender, which consent shall not be unreasonably withheld.

     SECTION 7.12.  TRANSACTIONS WITH AFFILIATES.  Borrower shall not enter into
                    -----------------------------
any transaction, including without limitation the purchase, sale, or exchange of property, or the loaning or giving of funds to any Affiliate or subsidiary, except in the ordinary course of business and pursuant to the reasonable requirements of Borrower's business and upon terms substantially the same and no less favorable to Borrower as it would obtain in a comparable arm's length transaction with any Person not an Affiliate or subsidiary, and so long as the transaction is not otherwise prohibited under this Agreement. For purposes of the foregoing, Lender consents to the transactions described on Schedule 7.12.
                                                                  -------------

     SECTION  7.13.  USE OF LENDER'S NAME.  Borrower shall not use Lender's name
                     ---------------------
(or the name of any of Lender's affiliates) in connection with any of its business operations. Borrower may disclose to third parties that Borrower has a borrowing relationship with Lender. Nothing contained in this Agreement is intended to permit or authorize Borrower to make any contract on behalf of Lender.

     SECTION 7.14.  CHANGE IN CAPITAL STRUCTURE.  There shall occur no change in
                    ----------------------------
the ownership of Borrower's capital stock or in Borrower's capital structure as set forth in Schedule 4.17, except (a) as described in Schedule 7.14 and (b) to
              -------------                             -------------
the  extent  such  change  does  not  constitute  a  Change  in  Control.

     SECTION 7.15.  CONTRACTS AND AGREEMENTS.  Borrower shall not become or be a
                    -------------------------
party to any contract or agreement which would breach this Agreement, or breach any other instrument, agreement, or document to which Borrower is a party or by which it is or may be bound.

     SECTION  7.16.  MARGIN  STOCK.  Borrower  shall  not  carry or purchase any
                     --------------
"margin security" within the meaning of Regulations U, T or X of the Board of Governors of the Federal Reserve System.

     SECTION  7.17.  TRUTH  OF  STATEMENTS AND CERTIFICATES.  Borrower shall not
                     ---------------------------------------
furnish to Lender any certificate or other document that contains any untrue statement of a material fact or that omits to state a material fact necessary to make it not misleading in light of the circumstances under which it was furnished.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT
                                -----------------

     SECTION  8.1.  EVENTS  OF DEFAULT.  Each of the following (individually, an
                    -------------------
"Event of Default" and collectively, the "Events of Default") shall constitute an event of default under this Agreement:

          (a) A default in the payment of any installment of principal of, or interest upon, the Note when due and payable, whether at maturity or otherwise, or any breach of Section 2.3, which default or breach, as applicable, shall have continued unremedied for a period of five (5) days after written notice of the default or breach from Lender to Borrower;

          (b) A default in the payment of any other charges, fees, or other monetary obligations owing to Lender arising out of or incurred in connection with this Agreement when such payment is due and payable, which default shall have continued unremedied for a period of five (5) days after written notice of the default from Lender to Borrower;

          (c) A default in the due observance or performance by Borrower or any guarantor of the Obligations of any other term, covenant or agreement contained in any of the Loan Documents, which default shall have continued unremedied for a period of fifteen (15) days after written notice of the default from Lender to Borrower;

          (d) Any representation or warranty made by Borrower in this Agreement or in any of the other Loan Documents, any financial statement, or any statement or representation made in any other certificate, report or opinion delivered in connection with this Agreement or the other Loan Documents proves to have been incorrect or misleading in any material respect when made, which default shall have continued unremedied for a period of fifteen (15) days after written notice of the default from Lender to Borrower;

          (e) Any obligation of Borrower (other than its Obligations under this Agreement) for the payment of Borrowed Money is not paid when due or within any applicable grace period, or such obligation becomes or is declared to be due and payable before the expressed maturity of the obligation, or there shall have occurred an event which, with the giving of notice or lapse of time, or both, would cause any such obligation to become, or allow any such obligation to be declared to be, due and payable;

          (f) Borrower makes an assignment for the benefit of creditors, offers a composition or extension to creditors, or makes or sends notice of an intended bulk sale of any business or assets now or hereafter conducted by Borrower;

          (g) (i) Borrower files a petition in bankruptcy, (ii) Borrower is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver of or any trustee for itself or any substantial part of its property,
(iii) Borrower commences any proceeding relating to itself under any reorganization, arrangement, readjustment or debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, (iv) any such proceeding is commenced against Borrower and such proceeding remains undismissed for a period of sixty (60) days, (v) Borrower by any act indicates its consent to, approval of, or acquiescence in, any such proceeding or the appointment of any receiver of or any trustee for a Borrower or any substantial part of its property, or suffers any such receivership or trusteeship to continue undischarged for a period of sixty (60) days;

          (h) One or more final judgments against Borrower or attachments against its property not fully and unconditionally covered by insurance shall be rendered by a court of record and shall remain unpaid, unstayed on appeal, undischarged, unbonded and undismissed for a period of twenty (20) days; provided that final judgments or attachments against Borrower or its property described in this Section 8.1(h) of up to (i) $25,000.00 individually, or (ii) $100,000.00 in the aggregate, shall not constitute an Event of Default;

          (i) A Reportable Event which might constitute grounds for termination of any Plan covered by Title IV of ERISA or for the appointment by the appropriate United States District Court of a trustee to administer any such Plan or for the entry of a lien or encumbrance to secure any deficiency, has occurred and is continuing thirty (30) days after its occurrence, or any such Plan is terminated, or a trustee is appointed by an appropriate United States District Court to administer any such Plan, or the Pension Benefit Guaranty Corporation institutes proceedings to terminate any such Plan or to appoint a trustee to administer any such Plan, or a lien or encumbrance is entered to secure any deficiency or claim;

          (j)     A  Change  in  Control  occurs;

          (k) There shall occur any uninsured damage to or loss, theft or destruction of any portion of the Collateral that exceeds $75,000.00 in the aggregate;

          (l) Borrower breaches or violates the terms of, or a default or an event which could, whether with notice or the passage of time, or both, constitute a default, occurs under any other existing or future agreement (related or unrelated) between Borrower and Lender;

          (m) Upon the issuance of any execution or distraint process against Borrower or any of its property or assets; provided that any garnishments or attachments levied or imposed by any governmental authority on or against any wages, salaries, commissions or other amounts earned by any employee of and properly payable by Borrower in the ordinary course of business shall not constitute an Event of Default;

          (n) Borrower ceases any portion of its business operations as currently conducted, which cessation has a Material Adverse Effect;

          (o) Any indication or evidence is received by Lender that Borrower may have directly or indirectly been engaged in any type of activity which, in Lender's discretion, may result in the forfeiture of any property of Borrower to any Governmental Authority, which default shall have continued unremedied for a period of twenty (20) days after written notice from Lender;

          (p) Borrower or any Affiliate of Borrower, shall challenge or contest, in any action, suit or proceeding, the validity or enforceability of this Agreement, or any of the other Loan Documents, the legality or the enforceability of any of the Obligations or the perfection or priority of any Lien granted to Lender;

          (q) Borrower shall be criminally indicted or convicted under any law that could lead to a forfeiture of any Collateral;

          (r) A Material Adverse Effect shall occur, or if Lender in good faith deems itself insecure as a result of acts or events bearing upon the financial condition of Borrower or the repayment of the Note, which default shall have continued unremedied for a period of ten (10) Business Days after the date of written notice thereof by Lender; provided, that no such default
                                                 --------
hereunder shall be deemed to be an Event of Default if such default, by its nature, is incapable of being remedied within such period identified above, and Borrower shall within such period commence a remedy and diligently, continuously and in good faith pursue such remedy, and such default is cured within thirty
(30) days of the date of the original notice of default by Lender referred to above, or

          (s) A default or event of default occurs under any other note, instrument, deed of trust, mortgage, loan agreement, security agreement, letter agreement or other document executed and delivered by Borrower, or any Affiliate of Borrower, in connection with any financing provided by Lender or any of Lender's Affiliates to Borrower.

     SECTION  8.2.  ACCELERATION.  Upon  the  occurrence of any of the foregoing
                    ------------
Events of Default, the Note shall become and be immediately due and payable upon declaration to that effect delivered by Lender to Borrower; provided that, upon the happening of any event specified in Section 8.1(g), the Note shall be immediately due and payable without declaration or other notice to Borrower.

     SECTION  8.3.  REMEDIES.
                    ---------

          (a) Upon the occurrence of and during the continuance of an Event of Default under this Agreement or the other Loan Documents, Lender, in addition to all other rights, options, and remedies granted to Lender under this Agreement or at law or in equity, may take any of the following steps (which list is given by way of example and is not intended to be an exhaustive list of all such rights and remedies):

               (i) Terminate the Loan, whereupon all outstanding Obligations (including without limitation the Termination Fee which fee shall also be due and payable upon acceleration hereunder) shall be immediately due and payable;

               (ii) Exercise all other rights granted to it under this Agreement and all rights under the UCC in effect in the applicable jurisdiction(s) and under any other applicable law; and

               (iii)   Exercise   all   rights  and  remedies  under  all  Loan
Documents  now  or  hereafter  in  effect,  including  but  not  limited  to:

                    (A) The right to take possession of, send notices regarding, and collect directly the Collateral, with or without judicial process;

                    (B) The right to (by its own means or with judicial assistance) enter any of Borrower's premises and take possession of the Collateral, or render it unusable, or dispose of the Collateral on such premises in compliance with subsection (C) below, without any liability for rent, storage, utilities, or other sums, and Borrower shall not resist or interfere with such action;

                    (C) The right to require Borrower at Borrower's expense to assemble all or any part of the Collateral and make it available to Lender at any place designated by Lender; and

                    (D) The right to reduce the Maximum Loan Amount or to use the Collateral and/or funds in the Concentration Account in amounts up to the Maximum Loan Amount for any reason.

          (b) Borrower agrees that a notice received by it at least five (5) days before the time of any intended public sale, or the time after which any private sale or other disposition of the Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition. If permitted by applicable law, any perishable Collateral which threatens to speedily decline in value or which is sold on a recognized market may be sold immediately by Lender without prior notice to Borrower. At any sale or disposition of Collateral, Lender may (to the extent permitted by applicable law) purchase all or any part of the Collateral, free from any right of redemption by Borrower, which right is hereby waived and released. Borrower covenants and agrees not to interfere with or impose any obstacle to Lender's exercise of its rights and remedies with respect to the Collateral.

     SECTION  8.4.  NATURE  OF REMEDIES.  Lender shall have the right to proceed
                    --------------------
against all or any portion of the Collateral to satisfy the liabilities and Obligations of Borrower to Lender in any order. All rights and remedies granted Lender under this Agreement and under any agreement referred to in this Agreement, or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and Lender may proceed with any number of remedies at the same time until the Loans, and all other existing and future liabilities and obligations of Borrower to Lender, are satisfied in full. The exercise of any one right or remedy shall not be deemed a waiver or release of any other right or remedy, and Lender, upon the occurrence of an Event of Default, may proceed against Borrower, and/or the Collateral, at any time, under any agreement, with any available remedy and in any order.


                                   ARTICLE IX

                                  MISCELLANEOUS
                                  -------------

     SECTION  9.1.  EXPENSES  AND  TAXES.
                    ---------------------

          (a) Borrower agrees to pay, whether or not the Closing occurs, a reasonable documentation preparation fee, together with actual audit and appraisal fees and all other out-of-pocket charges and expenses incurred by Lender in connection with the negotiation, preparation, legal review and execution of each of the Loan Documents, including but not limited to UCC and judgment lien searches and UCC filings and fees for post-Closing UCC and judgment lien searches. In addition, Borrower shall pay all such fees associated with any amendments to the Loan Documents following Closing.

          (b) Borrower also agrees to pay all reasonable out-of-pocket charges and expenses incurred by Lender (including the fees and expenses of Lender's counsel) in connection with the enforcement, protection or preservation of any right or claim of Lender, the termination of this Agreement, the termination of any liens of Lender on the Collateral, and the collection of any amounts due under the Loan Documents. If Lender uses in-house counsel for any of these purposes (i.e., for any task in connection with the enforcement, protection or preservation of any right or claim of Lender and the collection of any amounts due under its Loan Documents), Borrower further agrees that its Obligations under the Loan Documents include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Lender for the work performed.

          (c) Borrower shall pay all taxes (other than taxes based upon or measured by Lender's income or revenues or any personal property tax), if any, in connection with the issuance of the Note and the recording of the security documents therefor. The obligations of Borrower under this clause (c) shall survive the payment of Borrower's indebtedness under this Agreement and the termination of this Agreement.

     SECTION  9.2.  ENTIRE  AGREEMENT; AMENDMENTS.  This Agreement and the other
                    ------------------------------
Loan Documents constitute the full and entire understanding and agreement among the parties with regard to their subject matter and supersede all prior written or oral agreements, understandings, representations and warranties made with respect thereto. No amendment, supplement or modification of this Agreement nor any waiver of any provision thereof shall be made except in writing executed by the party against whom enforcement is sought.

     SECTION 9.3.  NO WAIVER; CUMULATIVE RIGHTS.  No waiver by any party to this
                   -----------------------------
Agreement of any one or more defaults by the other party in the performance of any of the provisions of this Agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. No failure or delay on the part of any party in exercising any right, power or remedy under this Agreement shall operate as a waiver of such right, power or remedy nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise of such right, power or remedy or the exercise of any other right, power or remedy. The remedies provided for in this Agreement are cumulative and are not exclusive of any remedies that may be available to any party to this Agreement at law, in equity or otherwise.

     SECTION  9.4.  NOTICES.  Any  notice  or  other  communication  required or
                    --------
permitted under this Agreement shall be in writing and personally delivered, mailed by registered or certified mail (return receipt requested and postage prepaid), sent by telecopier (with a confirming copy sent by regular mail), or sent by prepaid overnight courier service, and addressed to the relevant party at its address set forth below, or at such other address as such party may, by written notice, designate as its address for purposes of notice under this
Agreement:

          (a)  If  to  Lender,  at:

               Heller  Healthcare  Finance,  Inc.
               2  Wisconsin  Circle,  4th  Floor
               Chevy  Chase,  Maryland  20815
               Attention:  Steven  M.  Curwin,  Deputy  General  Counsel
               Telephone:  (301)  961-1640
               Telecopier:  (301)  664-9866


          (b)  If  to  Borrower,  at:

               New  York  Health  Care,  Inc.
               1850  McDonald  Avenue
               Brooklyn,  New  York  11223
               Attention:  Jerry  Braun,  Chief  Executive  Officer
               Telephone:  (718)  375-6700
               Telecopier:  (718)  375-4007

If mailed, notice shall be deemed to be given five (5) days after being sent, and if sent by personal delivery, telecopier or prepaid courier, notice shall be deemed to be given when delivered.

     SECTION  9.5.  SEVERABILITY.  If  any  term,  covenant or condition of this
                    -------------
Agreement, or the application of such term, covenant or condition to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, the remainder of this Agreement and the application of such term, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant or condition shall be valid and enforced to the fullest extent permitted by law. Upon determination that any such term is invalid, illegal or unenforceable, Lender may, but is not obligated to, advance funds to Borrower under this Agreement until the parties to this Agreement amend this Agreement so as to effect the original intent of the parties as closely as possible in a valid and enforceable manner.

     SECTION  9.6.  SUCCESSORS  AND  ASSIGNS.  This Agreement, the Note, and the
                    -------------------------
other Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns. Notwithstanding the foregoing, Borrower may not assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of Lender, which may be withheld in its sole discretion. Lender may sell, assign, transfer, or participate any or all of its rights or obligations under this Agreement without notice to or consent of Borrower.

     SECTION  9.7.  COUNTERPARTS.  This  Agreement may be executed in any number
                    -------------
of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one instrument.

     SECTION  9.8.  INTERPRETATION.  No provision of this Agreement or any other
                    ---------------
Loan Document shall be interpreted or construed against any party because that party or its legal representative drafted that provision. The titles of the paragraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. Any pronoun used in this Agreement shall be deemed to include singular and plural and masculine, feminine and neuter gender as the case may be. The words "herein," "hereof," and "hereunder" shall be deemed to refer to this entire Agreement, except as the context otherwise requires.

     SECTION  9.9.  SURVIVAL  OF  TERMS.  All  covenants,  agreements,
                    --------------------
representations and warranties made in this Agreement, any other Loan Document, and in any certificates and other instruments delivered in connection with this Agreement shall be considered to have been relied upon by Lender and shall survive the making by Lender of the Loans contemplated by this Agreement and the execution and delivery to Lender of the Note, and shall continue in full force and effect until all liabilities and obligations of Borrower to Lender are satisfied in full in immediately available funds.

     SECTION  9.10.  RELEASE  OF  LENDER.  For and in consideration of the Loan,
                     --------------------
Borrower voluntarily, knowingly, unconditionally, and irrevocably, with specific and express intent, for and on behalf of itself and its agents, attorneys, heirs, successors, and assigns (collectively the "Releasing Parties") does hereby fully and completely release, acquit and forever discharge Lender and its successors, assigns, heirs, affiliates, subsidiaries, parent companies, principals, directors, officers, employees, shareholders and agents (hereinafter called the "Lender Parties"), and any other person, firm, business, corporation, insurer, or association which may be responsible or liable for the acts or omissions of the Lender Parties, or who may be liable for the injury or damage resulting therefrom (collectively the "Released Parties"), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) have, whether now or in the future, (whether directly or indirectly) against the Released Parties or any of them. The Borrower acknowledges that the provision by it of the foregoing release is a material inducement to Lender's decision to extend to Borrower the financial accommodations hereunder and has been relied upon by Lender in agreeing to make the Loan.

     SECTION  9.11.  TIME.  Whenever Borrower is required to make any payment or
                     -----
perform any act on any day other than a Business Day, or on any day during which the financial institutions in any jurisdiction where Borrower is required to make such payment or perform such act are not open, the payment may be made or the act performed on the next Business Day. Time is of the essence in Borrower's performance under this Agreement and all other Loan Documents.

     SECTION  9.12.  COMMISSIONS.  The  transactions  contemplated  by  this
                     ------------
Agreement were brought about by Lender and Borrower acting as principals and without any brokers, agents or finders being the effective procuring cause. Borrower represents that it has not committed Lender to the payment of any brokerage fee, commission or charge in connection with this transaction. If any such claim is made on Lender by any broker, finder or agent or other person, Borrower will indemnify, defend, and hold Lender harmless from and against the claim and will defend any action to recover on that claim, at Borrower's cost and expense, including Lender's counsel fees. Borrower further agrees that until any such claim or demand is adjudicated in Lender's favor, the amount demanded will be deemed a liability of Borrower under this Agreement, secured by the Collateral.

     SECTION  9.13.  THIRD  PARTIES.  No rights are intended to be created under
                     ---------------
this Agreement or under any other Loan Document for the benefit of any third party donee, creditor or incidental beneficiary of Borrower.

     SECTION  9.14.  DISCHARGE  OF  BORROWER'S OBLIGATIONS.  Lender, in its sole
                     --------------------------------------
discretion, shall have the right at any time, and from time to time, without prior notice to Borrower if Borrower fails to do so, to: (a) obtain insurance covering any of the Collateral as required under this Agreement; (b) pay for the performance of any of Borrower's obligations under this Agreement; (c) discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on any of the Collateral in violation of this Agreement unless Borrower is in good faith with due diligence by appropriate proceedings contesting those items; and (d) pay for the maintenance and preservation of any of the Collateral. All expenses and advances incurred under this Section 9.14 during any Event of Default under this Agreement or any of the other Loan Documents shall be added to the Loan, until reimbursed to Lender, and shall be secured by the Collateral; provided that Borrower shall not be required to reimburse Lender for any expenses or advances incurred under this Section 9.14 that are not incurred during any Event of Default under this Agreement or any other Loan Document. Any such payments and advances by Lender shall not be construed as a waiver by Lender of any Event of Default under this Agreement or any other Loan Document. Nothing contained in this Section 9.14 or in this Agreement shall be construed as a delegation to Lender of Borrower's duty of performance, including without limitation Borrower's duties under any account or contract in which Lender has a security interest.

     SECTION  9.15.  INFORMATION  TO  PARTICIPANTS.  Lender  may  divulge to any
                     ------------------------------
participant it may obtain in the Loan, or any portion of the Loan, all information, and furnish to such participant copies of reports, financial statements, certificates, and documents obtained under any provision of this Agreement or any other Loan Document; provided that Lender shall notify Borrower in writing if Lender divulges or furnishes information to any participant or prospective participant in the Loan pursuant to this Section 9.15.

     SECTION  9.16.     INDEMNITY.  Borrower hereby agrees to indemnify and hold
                        ----------
harmless Lender, its partners, officers, agents and employees (collectively, "Indemnitee") from and against any liability, loss, cost, expense, claim, damage, suit, action or proceeding ever suffered or incurred by Lender (including reasonable attorneys' fees and expenses) arising from Borrower's failure to observe, perform or discharge any of its covenants, obligations, agreements or duties under this Agreement, or from the breach of any of the representations or warranties contained in Article IV of this Agreement. In addition, Borrower shall defend Indemnitee against and save it harmless from all claims of any Person with respect to the Collateral. Notwithstanding any contrary provision in this Agreement, the obligation of Borrower under this
Section 9.16 shall survive the payment in full of the Obligations and the termination of this Agreement.

     SECTION  9.17.     LENDER  APPROVALS.  Unless  expressly provided herein to
                        ------------------
the contrary, any approval, consent, waiver or satisfaction of Lender with respect to any matter that is the subject of this Agreement, the other Loan Documents may be granted or withheld by Lender in its sole and absolute discretion.

     SECTION  9.18.  CHOICE  OF  LAW;  CONSENT  TO JURISDICTION. THIS AGREEMENT,
                     -------------------------------------------
INCLUDING THE INTERPRETATION AND PERFORMANCE THEREOF, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAWS PRINCIPLES. THE PARTIES HERETO EXPRESSLY CONSENT AND AGREE TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF MARYLAND AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF

MARYLAND AND TO THE LAYING OF VENUE IN THE STATE OF MARYLAND, WAIVING ALL CLAIMS OR DEFENSES BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, INCONVENIENT FORUM OR THE LIKE. BORROWER HEREBY CONSENTS TO SERVICE OF PROCESS BY THE MAILING A COPY OF THE SUMMONS TO BORROWER, BY CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, TO BORROWER'S ADDRESS SET FORTH IN SECTION 9.4 OF THE LOAN AGREEMENT. BORROWER FURTHER WAIVES ANY CLAIM FOR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY LENDER IN GOOD FAITH.

     SECTION 9.19.  COOPERATION IN DISCOVERY AND LITIGATION.  IN ANY LITIGATION,
                    ----------------------------------------
TRIAL, ARBITRATION OR OTHER DISPUTE RESOLUTION PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, ALL DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF BORROWER OR OF ITS AFFILIATES SHALL BE DEEMED TO BE EMPLOYEES OR MANAGING AGENTS OF BORROWER FOR PURPOSES OF ALL APPLICABLE LAW OR COURT RULES REGARDING THE PRODUCTION OF WITNESSES BY NOTICE FOR TESTIMONY (WHETHER IN A DEPOSITION, AT TRIAL OR OTHERWISE). BORROWER AGREES THAT LENDER'S COUNSEL IN ANY SUCH DISPUTE RESOLUTION PROCEEDING MAY EXAMINE ANY OF THESE INDIVIDUALS AS IF UNDER CROSS-EXAMINATION AND THAT ANY DISCOVERY DEPOSITION OF ANY OF THEM MAY BE USED IN THAT PROCEEDING AS IF IT WERE AN EVIDENCE DEPOSITION. BORROWER IN ANY EVENT SHALL USE ALL COMMERCIALLY REASONABLE EFFORTS TO PRODUCE IN ANY SUCH DISPUTE RESOLUTION PROCEEDING, AT THE TIME AND IN THE MANNER REQUESTED BY LENDER, ALL PERSONS, DOCUMENTS (WHETHER IN TANGIBLE, ELECTRONIC OR OTHER FORM) OR OTHER THINGS UNDER ITS CONTROL AND RELATING TO THE DISPUTE IN ANY JURISDICTION THAT RECOGNIZES THAT (OR ANY SIMILAR) DISTINCTION.

     SECTION  9.20.  WAIVER OF TRIAL BY JURY.  BORROWER HEREBY (A) COVENANTS AND
                     ------------------------
AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND
(B) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY BORROWER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES TO THIS AGREEMENT, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF BORROWER'S WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING LENDER'S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO BORROWER THAT LENDER WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

     SECTION  9.21.     CONFESSION  OF JUDGMENT.  UPON THE OCCURRENCE AND DURING
                        -----------------------
THE CONTINUANCE OF ANY EVENT OF DEFAULT UNDER THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, BORROWER AUTHORIZES ANY ATTORNEY ADMITTED TO PRACTICE BEFORE ANY COURT OF RECORD IN THE UNITED STATES OR THE CLERK OF SUCH COURT TO APPEAR ON BEHALF OF BORROWER IN ANY COURT IN ONE OR MORE PROCEEDINGS, OR BEFORE ANY CLERK THEREOF OF PROTHONOTARY OR OTHER COURT OFFICIAL, AND TO CONFESS JUDGMENT AGAINST BORROWER IN FAVOR OF LENDER IN THE FULL AMOUNT DUE ON THIS AGREEMENT (INCLUDING PRINCIPAL, ACCRUED INTEREST AND ANY AND ALL CHARGES, FEES AND COSTS) PLUS ATTORNEYS' FEES EQUAL TO FIFTEEN PERCENT (15%) OF THE AMOUNT DUE, PLUS COURT COSTS, ALL WITHOUT PRIOR NOTICE OR OPPORTUNITY OF BORROWER FOR PRIOR HEARING. BORROWER AGREES AND CONSENTS THAT VENUE AND JURISDICTION SHALL BE PROPER IN THE CIRCUIT COURT OF ANY COUNTY OF THE STATE OF MARYLAND OR OF BALTIMORE CITY, MARYLAND, OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MARYLAND. BORROWER WAIVES THE BENEFIT OF ANY AND EVERY STATUTE, ORDINANCE, OR RULE OF
COURT THAT MAY BE LAWFULLY WAIVED CONFERRING UPON BORROWER ANY RIGHT OR PRIVILEGE OF EXEMPTION, HOMESTEAD RIGHTS, STAY OF EXECUTION, OR SUPPLEMENTARY PROCEEDINGS, OR OTHER RELIEF FROM THE ENFORCEMENT OR IMMEDIATE ENFORCEMENT OF A JUDGMENT OR RELATED PROCEEDINGS ON A JUDGMENT. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, OR BY ANY IMPERFECT EXERCISE THEREOF, AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; SUCH AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS, AS OFTEN AS LENDER SHALL DEEM NECESSARY, CONVENIENT, OR PROPER.



                               [SIGNATURES FOLLOW]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

                              LENDER:

                              HELLER  HEALTHCARE  FINANCE,  INC.,
                              a  Delaware  corporation


                              By:/s/________________________________
                              Name:
                              Title:


                              BORROWER:

                              NEW  YORK  HEALTH  CARE,  INC.,
                              a  New  York  corporation


                              By:/s/_________________________________
                              Name:
                              Title:



                              NYHC  NEWCO  PAXXON,  INC.,
                              a  New  York  corporation


                              By:/s/_________________________________
                              Name:
                              Title:

LIST  OF  EXHIBITS
------------------


Exhibit  A  -  Form  of  Revolving  Credit  Note

Exhibit  B  -  Form  of  Lockbox  Agreement

Exhibit  C  -  Form  of  Legal  Opinion

Exhibit  D  -  Form  of  Payoff  Letter  and  Release

                                LIST OF SCHEDULES
                                -----------------


Schedule  1.38     -     Permitted  Liens

Schedule  4.1     -      Subsidiaries

Schedule  4.5     -      Litigation

Schedule  4.7     -      Federal  Tax  Identification  Numbers

Schedule  4.13     -     Non-Compliance  with  Laws

Schedule  4.14     -     Environmental  Matters

Schedule  4.15     -     Places  of  Business;  Ownership

Schedule  4.16     -     Intellectual  Property;  Franchises;  Licenses

Schedule  4.17     -     Stock  Ownership

Schedule  4.19     -     Borrowings  and  Guarantees

Schedule  4.21     -     Trade  Names

Schedule  4.22     -     Joint  Ventures  and  Partnerships

Schedule  7.12     -     Transactions  with  Affiliates

Schedule  7.14     -     Change  in  Capital  Structure